UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Joint Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Schroder Series Trust Schroder Global Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Joint Proxy Statement, if other than the Registrant)

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SCHRODER SERIES TRUST

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

875 Third Avenue, 22nd Floor

New York, New York 10022

January 9, 2017

Dear Shareholder:

You are cordially invited to attend the Joint Special Meeting of Shareholders of the series of Schroder Series Trust and Schroder Global Series Trust (the “Trusts”) listed above (each, a “Fund,” and collectively, the “Funds”) to be held on February 2, 2017, at 10:00 a.m. Eastern Time, at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022 (the “Meeting”).  A formal Notice of Joint Special Meeting of Shareholders is enclosed.

As discussed in more detail in the enclosed Joint Proxy Statement, in connection with our previously- announced plans to transition the above-listed Funds to the SEI Advisors’ Inner Circle mutual fund platform, you will be asked to elect four new Trustees of the Trusts to succeed the current Trustees.  In addition, if you are a shareholder of Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund and/or Schroder Short Duration Bond Fund, you will be asked to vote on proposed amendments to the Funds’ management contracts.  I encourage you to read the enclosed Joint Proxy Statement carefully.

Whether or not you plan to be present at the Meeting, your vote is needed.  Please complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.  You may also vote by telephone or the internet, should you prefer.  Please refer to instructions that appear on the enclosed proxy card.

We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.

Sincerely yours,

/s/ Catherine Mazza
Catherine Mazza
Chairman
Schroder Series Trust
Schroder Global Series Trust

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET SO AS TO BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

875 Third Avenue, 22nd Floor

New York, New York 10022

Notice of Joint Special Meeting of Shareholders

A Joint Special Meeting of Shareholders (the “Meeting”) of the series of Schroder Series Trust and Schroder Global Series Trust (the “Trusts”) listed above (each, a “Fund,” and, collectively, the “Funds”) will be held at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022, on February 2, 2017, at 10:00 a.m. Eastern Time, for the following purposes, as further described in the attached Joint Proxy Statement:

1.              To elect Trustees of Schroder Series Trust (to be voted on by shareholders of each Fund that is a series of Schroder Series Trust, voting together as a single class).

2.              To elect Trustees of Schroder Global Series Trust (to be voted on by shareholders of Schroder North American Equity Fund, a series of Schroder Global Series Trust).

3.              To approve amended and restated management contracts between Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Series Trust, on behalf of each of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund (to be voted on by shareholders of each of those Funds individually).

In addition, shareholders may be asked to consider and act upon other matters as may properly come before the Meeting and any adjournments thereof.

Shareholders of record as of the close of business on December 27, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Trustees of each Trust,

/s/ ABBY L. INGBER
ABBY L. INGBER
Clerk
Schroder Series Trust
Schroder Global Series Trust

January 9, 2017

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

875 Third Avenue, 22nd Floor

New York, New York 10022

Joint Proxy Statement

January 9, 2017

This proxy is being solicited on behalf of the Trustees of Schroder Series Trust and Schroder Global Series Trust (the “Trusts”) for use at the Joint Special Meeting of Shareholders of the series of the Trusts listed above (each, a “Fund,” and, collectively, the “Funds”), to be held on February 2, 2017, at 10:00 am Eastern Time at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022, and at any adjournment thereof (the “Meeting”).  The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the “Notice”).  Shareholders of record of the Funds as of the close of business on December 27, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjourned session.  The Notice, this Joint Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise made available to shareholders on or about January 9, 2017.

Shares represented by duly executed proxies will be voted in accordance with the specifications made.  If no specification is made on a duly executed proxy, shares will be voted in accordance with the recommendations of the Trustees of the Trusts.  You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Clerk of the Trusts (which will be effective when it is received by the Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

The number of outstanding shares of each class of shares of each Fund held on the Record Date is listed in Exhibit B.  Each share is entitled to one vote, with fractional shares entitled to a proportionate fractional vote.

Copies of the Trusts’ most recent annual and semi-annual reports may be obtained without charge by writing the Fund at P.O. Box 55260, Boston, Massachusetts 02205-5260, or by calling (800) 464-3108.  Copies of the annual report, the semi-annual report and this Joint Proxy Statement may also be obtained through the Schroder Mutual Funds’ website at www.schroderfunds.com.

Table of Contents

QUESTIONS AND ANSWERS	6

PROPOSALS 1 AND 2 — ELECTION OF TRUSTEES	10

Introduction	10

Comparison of Board Leadership Structures	10

Nominees for Trustee	12

Considerations of the Board and Experience, Qualifications, Attributes, and Skills of Nominees	15

Committees of the Board of Trustees	17

Securities Ownership	18

Nominees’ Compensation	19

Shareholder Communications with the Board of Trustees	20

Officers of the Trusts	20

Miscellaneous	22

Required Vote	23

Recommendation	23

PROPOSAL 3— MANAGEMENT CONTRACT APPROVALS	24

Description of the Existing Management Contracts	25

Description of the Amended and Restated Management Contracts and Certain Differences from the Existing Management Contracts	26

Fees Payable Under the Existing Management Contracts and the Amended and Restated Management Contracts	26

Board Considerations	27

Miscellaneous	28

Required Vote	29

Recommendation	29

ADDITIONAL INFORMATION ABOUT PROPOSAL 3	30

Information Regarding the Amended Administration Agreement	30

Additional Information Regarding SIMNA’s and SIMNA Ltd.’s Directors	30

ADDITIONAL INFORMATION	31

Shareholder Liability	31

Independent Registered Public Accounting Firm	31

Share Ownership Information	32

Quorum	32

Other Business	32

Solicitation of Proxies	32

Adjournment	33

Tabulation of Votes	33

Date for Receipt of Shareholders’ Proposals for Meetings of Shareholders	33

Householding	33

EXHIBIT A — NOMINATING COMMITTEE CHARTER	34

EXHIBIT B — SHARES OUTSTANDING	37

EXHIBIT C — PRINCIPAL HOLDERS AND CONTROL PERSONS	38

EXHIBIT D — EXISTING MANAGEMENT CONTRACTS	40

EXHIBIT E — EXISTING MANAGEMENT CONTRACT DATES	57

EXHIBIT F — FORM OF AMENDED AND RESTATED MANAGEMENT CONTRACTS	58

EXHIBIT G — ESTIMATED COMPARISON OF FEES AND EXPENSES BEFORE AND AFTER TRANSITION	70

EXHIBIT H — COMPARISON OF ADMINISTRATION EXPENSES PAYABLE TO SEI BEFORE AND AFTER THE TRANSITION	75

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT

To help reach the level of shareholder participation required, and to ensure that the Trusts do not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting.  Simply follow the instructions on the enclosed proxy card and choose the voting method that works best for you — the internet, telephone or mail.  Your prompt action will ensure your voice is heard, so vote your shares now.

1.                                      What proposals am I being asked to consider?

Shareholders of the Funds as described below are being asked to consider the following proposals (the “Proposals”):

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees of Schroder Series Trust	Schroder Emerging Markets Small Cap Fund Schroder Long Duration Investment-Grade Bond Fund Schroder Short Duration Bond Fund Schroder Total Return Fixed Income Fund
2. Election of Trustees of Schroder Global Series Trust	Schroder North American Equity Fund

3. Approval of amended and restated management contracts to remove sections relating to Schroder Investment Management North America Inc.’s (“SIMNA’s”) provision and oversight of administrative services*

Schroder Emerging Markets Small Cap Fund Schroder Long Duration Investment-Grade Bond Fund Schroder Short Duration Bond Fund

* To be voted on by shareholders of each applicable Fund individually.

2.                                      Why is Schroder Investment Management North America Inc. (SIMNA) recommending these changes?

As part of SIMNA’s overall strategic plan regarding US mutual funds, effective October 24, 2016, ten of the funds in the Schroder mutual fund complex were reorganized as series of The Hartford Mutual Funds II, Inc., and it was subsequently determined that another fund would be liquidated (collectively, the “Other Fund Restructurings”).  In anticipation of the Other Fund Restructurings, SIMNA was concerned that, with only five remaining Funds, the Trusts would have a significantly smaller asset base and therefore would incur expenses at potentially significantly higher rates than they have historically.  As a result, after considering various options for the Funds, SIMNA obtained board approval for, and is now recommending to shareholders, the changes described in this Proxy Statement to transition the Trusts to the SEI Advisors’ Inner Circle mutual fund platform (the “SEI Platform”). Specifically, the proposals seek the approvals necessary to elect the individuals who currently serve as trustees of the other trusts on the SEI Platform as the Trustees of the Trusts and to have SEI Investments Global Funds Services serve as the sole administrator to the Funds.

The SEI Platform provides to its participating trusts, with mutual fund assets in excess of $45.9 billion as of November 30, 2016, an infrastructure offering fund administration, accounting, investor servicing and distribution services.  SIMNA believes that the scale of the SEI Platform and the favorable contractual arrangements that SEI Investments Global Funds Services and its affiliates (“SEI”) have been able to negotiate with service providers offer the Funds greater opportunity to benefit from efficient administration and the potential over time for lower expenses and greater economies of scale than could be achieved by the Funds on their own. In developing this proposal, SIMNA considered that SEI has been providing the Funds high quality administrative services at reasonable prices for many years.  In addition, SEI has substantial experience in administering and servicing mutual funds in the institutional space, and SIMNA believes that this will benefit current institutional investors and present an attractive platform for additional institutional subscriptions in the Funds.

The transition will not result in any changes to the Funds’ investment objectives, principal investment strategies, investment adviser, portfolio management teams, form of organization or organizational documents.  SIMNA will continue to serve as investment adviser to the Funds and Schroder Investment Management North America Limited (“SIMNA Ltd.”) will continue to serve as sub-adviser to Schroder

Emerging Markets Small Cap Fund and Schroder North American Equity Fund. In addition, the transition will not result in a change in the Funds’ auditor, transfer agent, or custodian.

3.                                      What are shareholders being asked to approve to facilitate the transition to the SEI Platform?

In order to gain the full benefits and cost savings associated with the transition to the SEI Platform, each Trust will be “adopted” onto the SEI Platform.  To accomplish this, as described above, we are proposing that certain individuals currently serving as Trustees for The Advisors’ Inner Circle Fund III, a trust that is part of the SEI Platform, succeed the current Trustees of the Trusts.  Election of those new Trustees requires a vote of the Trusts’ shareholders.  Thereafter, SEI, which already provides administrative services to each of the Funds, will enter into a new administrative services agreement with each Fund, pursuant to which SEI will provide a fuller range of services.  Additional services provided by SEI will include, among other items, general vendor management and oversight, annual due diligence review of service providers, service contract negotiation, coordinating and filing regulatory materials, managing and coordinating audit-related activities, and maintaining Fund compliance policies and procedures.  SEI personnel are also expected to serve as the Funds’ officers following the transition.  Although implementation of the new administrative services agreements does not require shareholder approval, the management contracts for certain Funds need to be revised to remove the obligation of SIMNA to provide administrative oversight services to those Funds, which does require shareholder approval. If all of the Proposals pass, the remove the obligation of SIMNA to provide transition is expected to occur on or about February 10, 2017.

4.                                      What are the potential benefits of the Proposals to shareholders?

The transition to the SEI Platform is expected to offer the Funds, as part of the larger platform, efficient administration and the potential over time for lower expenses and greater economies of scale than could be achieved by the Funds on their own.  The transition has been designed to allow the Funds to seamlessly continue their operations and investment programs without interruption and without a change to any Fund’s portfolio management team.  If shareholders do not approve the Proposals and therefore the Funds do not transition to the SEI Platform (or undertake a comparable transition), the Funds, as the only remaining series of the Trusts, are expected to incur expenses at potentially significantly higher rates than they have historically.  The Board of Trustees would consider, in that case, what other alternatives might be available to the Funds, including the potential liquidation of the Funds.

5.                                      What are the proposed changes to the management contracts?

To transition to the SEI Platform, we are proposing amendments to the management contracts of Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Short Duration Bond Fund (the “Proposal 3 Funds”) to remove sections relating to the provision and oversight of administrative services by SIMNA in anticipation of the increased administrative services to be provided by SEI, which will be provided to the Proposal 3 Funds pursuant to an amended separate contract.  No change to the rate of compensation payable to SIMNA is proposed.  It is proposed that the rate of management fees to be paid to SIMNA under the Proposal 3 Funds’ management contracts would remain the same and not be reduced, in light of management’s view that the component of the management fee charged for providing and overseeing fund administrative services was not a driving factor in determining the current management fees and that those services were ancillary to SIMNA’s services as investment adviser to the Proposal 3 Funds. Management continues to believe that the current fees under the management contracts, even without the administrative services component, remain reasonable in light of the nature and quality of the services provided, the profitability to SIMNA from managing the Funds, and the levels of these fees compared to those paid by comparable peer funds and Schroder client accounts. To assure that there is no adverse impact on the total expenses paid by the Proposal 3 Funds and their shareholders in the period following the transition to the SEI Platform, the contractual expense limitations that limit the total expense ratios of each of the Proposal 3 Funds will remain in effect at current levels for at least two years following the transition.  For more information regarding the effect of the transition on each of the Fund’s expense ratios, please see below.

6.                                      How will the transition to the SEI Platform affect the total expenses of the Funds?

Although the administrative services fees to be charged by SEI after the transition are expected initially to be higher than the current administrative fees, cost efficiencies provided by leveraging the scope and breadth of the SEI Platform are expected to reduce the Funds’ expense ratios over time, as the much larger SEI Platform provides the Funds with greater potential to spread fixed costs over a larger asset base and experience economies of scale as compared to the Funds’ potential to achieve those economies of scale on a stand-alone basis. Further, by transitioning to the SEI Platform, the Funds could take advantage of SEI’s bargaining power by participating in potentially more favorable contractual arrangements with service providers negotiated by SEI. However, there can be no assurances that any of the funds, including the Funds, will achieve greater scale over time.

More specifically, the total expense ratios, when adjusted to take into account the effect of the Other Fund Restructurings, for most of the Funds (Schroder Long Duration Investment-Grade Bond Fund, Schroder North American Equity Fund, and Schroder Total Return Fixed Income) are expected to be lower immediately after the transition; for the remaining Funds (Schroder Emerging Markets Small Cap

Fund and Schroder Short Duration Bond Fund) they are expected to be higher.  However, due to cost efficiencies provided by leveraging the scope and breadth of the SEI Platform, the total expense ratios of all of the Funds are expected to be lower over time than current total expense ratios to the extent the Funds achieve larger scale.  In addition, to assure that there is no adverse impact on the total expenses paid by the Funds and their shareholders in the period following the transition to the SEI Platform, contractual expense limitations that limit the total expense ratios of the Funds will remain in effect at current levels for at least two years following the transition (currently, contractual expense limitations are in place for each Fund except for Schroder North American Equity Fund).  For more information regarding the estimated effect of the transition on each Fund’s expense ratio, see Exhibit G.  Please note that this exhibit is based on estimates; the actual expenses of the Funds may be different.

7.                                      How do the Trustees recommend that I vote?

The Trustees unanimously recommend that shareholders of the Funds vote “FOR” the Proposals.

8.                                      Will my Fund pay for this proxy solicitation?

No.  SIMNA or its affiliates will bear all of the costs associated with this proxy solicitation.

9.                                      What level of shareholder support is needed to approve the Proposals?

•                                          For Proposals 1 and 2, a Nominee to serve as trustee of a Trust who receives the affirmative vote of a plurality of the votes cast by shareholders of that Trust in person or by proxy at the Meeting, if a quorum is present, shall be elected.  All shareholders of all Funds of a Trust vote together as a single class.

•                                          Proposal 3 will be considered approved with respect to a Fund if it is approved by the lesser of (i) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the Record Date.   All share classes of a Fund vote together as a single class on the Proposal as it relates to the Fund.

10.                               Who is entitled to vote at the Meeting?

Shareholders of record as of December 27, 2016 are entitled to vote at the Meeting.  Shareholders of each Fund listed below are entitled to vote on each Proposal.

Proposal 1:                                   Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund (to be voted on by shareholders of all Funds together as a single class).

Proposal 2:                                   Schroder North American Equity Fund

Proposal 3:                                   Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund (to be voted on by shareholders of each of those Funds individually).

All eligible shareholders are urged to vote.

11.                               When and where will the Meeting be held?

The Meeting is scheduled for February 2, 2017 at 10:00 a.m. Eastern Time, at the offices of the Trusts at 875 Third Avenue, 22nd Floor, New York, New York 10022.

12.                               What method of voting may I use?

Simply select the voting format that you find most convenient:

•                                          Telephone (to speak to a representative of AST Fund Solutions, LLC, the Trusts’ proxy solicitor): Call (800) 713-9968 (toll free).

•                                          Internet: Access the web site shown on your proxy card(s) and follow the online instructions.

•                                          Mail: Complete and return the enclosed proxy card(s).

•                                          In person: Attend the Meeting on February 2, 2017.

Whichever method you choose, please be sure to cast your vote as soon as possible.  To help reach the level of shareholder participation required, and to ensure that the Funds do not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting.

11.                               Whom should I call if I have additional questions?

If you have questions related to the proxy material or attending the Meeting or need assistance in voting your shares, please contact AST Fund Solutions, LLC, the Trusts’ proxy solicitor, toll free at (800) 713-9968.

☒

PROPOSALS 1 AND 2 — ELECTION OF TRUSTEES

Introduction

As part of the transition to the SEI Platform, it is proposed that the existing members of the Boards of Trustees of the Trusts (the “Current Board”) be succeeded by a new slate of successor trustees described in this Joint Proxy Statement (the “Nominees” or the “Nominee Trustees”), each of whom currently serves as a trustee of The Advisors’ Inner Circle Fund III, one of the investment companies on the SEI Platform (the “SEI Trust”).  Election of the Nominee Trustees is recommended so that the Funds can become part of the SEI Platform.  The Nominee Trustees are familiar with SEI Investments Global Funds Services and its affiliates (“SEI”) and the SEI Platform, will be able to coordinate their oversight of the Funds with the other mutual funds they oversee, and will be paid fees at rates reflecting the combined responsibilities for the Trusts, the SEI Trust and certain other registered investment companies on the SEI Platform.  SEI personnel are also expected to serve as the Funds’ officers following the transition.

The Current Board is proposing that Jon C. Hunt, Thomas P. Lemke, Randall S. Yanker, and William M. Doran be elected to serve as Nominee Trustees of each Trust.  Messrs. Hunt, Lemke, and Yanker are not currently “interested persons” of the SEI Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and are referred to herein as the “Independent Nominee Trustees.”  Mr. Doran is an “interested person” of the SEI Trust, and is referred to herein as the “Interested Nominee Trustee.”  Shareholders of each Trust will vote separately to elect Nominee Trustees of their Trust.

The Current Board is composed of three Trustees, two of whom are independent Trustees and one of whom is an interested Trustee.  The current independent Trustees of the Trusts are Jay S. Calhoun and Mark D. Gersten.  The current interested Trustee is Catherine A. Mazza.  No current Trustee has been proposed for re-election as a Trustee.  The current Trustees will be succeeded in office by the Nominee Trustees upon the election and qualification of Nominee Trustees as their successors.  If every Nominee Trustee is approved by shareholders, the Board of each Trust will be composed of three Independent Nominee Trustees and one Interested Nominee Trustee.

The term of office of each elected Nominee for each Trust will be until he or she retires, resigns, is removed or dies or until his or her successor is elected and qualified.  Each Nominee Trustee has consented to be named in this Joint Proxy Statement and to serve as a Nominee Trustee of each Trust if elected.  The Current Board has no reason to believe that any Nominee Trustee will become unavailable to serve as a Nominee Trustee.

In 2016, after the Current Board had reviewed the qualifications and considered the appointment of the Nominee Trustees, Jay C. Nadel was appointed to the Board of the SEI Trust.  Because the Current Board did not consider Mr. Nadel’s possible appointment due to timing, shareholders are not being asked to elect Mr. Nadel as part of these Proposals.  In order to provide the Trusts with the oversight and expertise of the full Board of the SEI Trust, it is currently anticipated that, if Proposal 1 and 2 are approved, the Nominee Trustees will appoint Mr. Nadel as a member of the Board promptly after the election of the Nominee Trustees to the Board.  As a result, information regarding Mr. Nadel has been included throughout this Joint Proxy Statement in each section that discloses information regarding the Independent Nominee Trustees.  Mr. Nadel is not an “interested person” of the SEI Trust, as defined in Section 2(a)(19) of the 1940 Act, and currently serves as the Chairman of the Audit Committee of the SEI Trust.

Comparison of Board Leadership Structures

The business of each Trust is managed under the direction of its Board of Trustees.  Subject to the provisions of each Trust’s Declaration of Trust, its Bylaws and the laws of the Commonwealth of Massachusetts, the Trustees of each Trust have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Current Board consists of three Trustees, two of whom are independent Trustees.  If every Nominee Trustee is approved by shareholders, the Board will consist of four trustees, three of whom are expected to be Independent Nominee Trustees.  In addition, as discussed above, it is anticipated that promptly after the election of the Nominee Trustees to the Board, the Nominee Trustees will appoint Jay C. Nadel to the Board. If Mr. Nadel is appointed to the Board as anticipated, the Board will consist of five trustees, four of whom are expected to be disinterested.

Ms. Catherine A. Mazza, who is an interested Trustee, has served as Chairman of the Board of each Trust since May 2003 and following the election of the Nominees, it is anticipated that Mr. William M. Doran will serve as Chairman of the Boards.  The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.  For the fiscal year ended October 31, 2016, the Board of Schroder Series Trust and the Board of Schroder Global Series Trust each held seven meetings.

The Current Board has not designated a lead independent Trustee, but it is expected that, following the election of the Nominee Trustees to the Board (the “Nominee Board”), the Nominee Trustees will designate Mr. Hunt as lead independent Trustee.  In his role as lead independent Trustee, it is expected that Mr. Hunt will, among other things: (i) preside over Board meetings in the absence of the Chairman of the Board; (ii) preside over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversee the development of agendas for Board meetings; (iv) facilitate communication between the independent Trustees and management, and among the independent Trustees; (v) serve as a key point person for dealings between the independent Trustees and management; and (vi) have such other responsibilities as the Board or independent Trustees determine from time to time.

The number of Trustees of each Trust is fixed from time to time by the Trustees but may not be less than three.  Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.  At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding shares of the Trust.

The Current Board has adopted a committee structure, which allows it to perform more effectively its oversight function for the Funds.  The Current Board has two standing committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee and the Nominating Committee.  Following the election of the Nominee Board, it is expected that the Nominee Board will continue to maintain in place an Audit Committee and that the Nominating Committee will be replaced by a Governance Committee whose responsibilities will include, in addition to similar responsibilities described below for the Trusts’ Nominating Committee, considering and reviewing Board governance and compensation issues and conducting self-assessments of the Board’s operations.  The functions and role of each committee are described below under “Committees of the Board of Trustees.”  The membership of each of those committees currently consists of all of the disinterested Trustees.  The committees report regularly to the Board of Trustees.

The Current Board reviews its leadership structure periodically and has determined that its leadership structure, including a majority of independent Trustees and Committees comprised entirely of independent Trustees, is appropriate in light of the characteristics and circumstances of the Trusts.  In reaching this conclusion, the Current Board considered, among other things, the extent to which the work of the Board is conducted through the Committees, the number of Funds overseen, the variety of asset classes in which those Funds invest, and the management and other service arrangements of each Fund.  The Current Board also believes that its structure facilitates an efficient flow of information concerning the management of the Funds to the independent Trustees.

In connection with its oversight of each Trust, the Current Board also oversees each Trust’s management and risk management processes. With respect to management, executive officers of the Trusts, including the President and Principal Executive Officer, Treasurer and Chief Financial Officer, Chief Legal Officer, and Chief Compliance Officer, are appointed by the Board of Trustees in accordance with the applicable Trust’s Bylaws, provided that the Chief Compliance Officer must be approved by a majority of the disinterested Trustees.  Each of the President, the Treasurer, and the Clerk shall hold office until he or she dies, resigns, is removed or becomes disqualified, and each other officer of each Trust shall hold office at the pleasure of the Trustees of the applicable Trust.  A Trust’s Board of Trustees may remove any officer of that Trust at any time, with or without cause, provided that a majority of the disinterested Trustees must approve the removal of the Chief Compliance Officer.  In connection with performing its oversight function with respect to risk management, the Board of Trustees has received regular reports from SIMNA and from executive officers of the Trusts, including but not limited to the President and Principal Executive Officer, Chief Compliance Officer, Treasurer and Chief Financial Officer, and Chief Legal Officer, on a variety of matters.  These reports include specific information on risk oversight by SIMNA, activities of SIMNA’s risk committee, activities of the valuation committee, results of operational and compliance testing on the Funds, the performance of the Funds and their use of certain instruments, including restricted and illiquid securities, derivatives, and borrowings.  Each Trust has determined that its leadership and committee structure is appropriate for the Funds and the applicable Trust in light of the size of the Trust and the Schroders fund complex, and reviews the effectiveness of its committee structure at least annually.

It is expected that, following the election of the Nominee Trustees to the Board, the Board will maintain a similar leadership and committee structure, except as noted, with responsibilities and practices similar to those described above.

Nominees for Trustee

On June 16, 2016, the Nominating Committee of the Current Board met and together nominated the Nominee Trustees to stand for election by shareholders at the Meeting, and the Current Board met and together determined to nominate the Nominee Trustees to stand for election by shareholders at the Meeting.

The following table sets forth certain information concerning the Nominees. The information is listed separately for (i) the Nominee who is or would be an Interested Nominee Trustee; and (ii) the Nominees who are or would be Independent Nominee Trustees.  Unless otherwise indicated, the business address of the persons listed below is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Nominee Trustee:

Name and Year of Birth	Position(s) Held with Trusts	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
William M. Doran(3) (Born: 1940)	Nominee	Nominee	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to each trust on the SEI Platform, SEI Investments, SEI Investments Management Corporation, SEI Investments Global Funds Services and SEI Investments Distribution Co.	5

Current Directorships: Chairman of the Board of Trustees of the SEI Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of

SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments — Unit Trust Management (UK) Limited and SEI Investments Co. Director of SEI Investments Distribution Co. since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

(1)         Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

(2)         If the Proposals pass, the “Fund Complex” will consist of the four series of Schroder Series Trust and the one series of Schroder Global Series Trust.

(3)         If the Proposals pass, Mr. Doran may be deemed to be an “interested person” of the Trusts, as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with SEI Investments Distribution Co. and its affiliates. In addition, if the Proposals pass, it is expected that the Nominee Board will approve each Fund entering into a new distribution agreement with SEI Investments Distribution Co., which would replace the Funds’current distribution arrangements with Schroder Fund Advisors LLC (“SFA”).

Independent Nominee Trustees:

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee Trustee(2)	Other Directorships Held by Nominee Trustee
Jon C. Hunt (Born: 1951)	Nominee	Nominee	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	5

Current Directorships: Trustee of the SEI Trust, City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Thomas P. Lemke (Born: 1954)	Nominee	Nominee	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	5

Current Directorships:
Trustee of the SEI Trust, AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Randall S. Yanker (Born: 1960)	Nominee	Nominee	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	5

Current Directorships: Trustee of the SEI Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Jay C. Nadel(3)	None	N/A	Self-Employed Consultant since 2004.	5

Current Directorships:  Trustee of the SEI Trust, City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorship: Trustee of Rochdale Investment Trust to 2013.

(1)         Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

(2)         If the Proposals pass, the “Fund Complex” will consist of the four series of Schroder Series Trust and the one series of Schroder Global Series Trust.

(3)         In order to provide the Trusts with the oversight and expertise of the full Board of the SEI Trust, it is currently anticipated that the Nominee Trustees will appoint Mr. Nadel as a member of the Board promptly after the election of the Nominee Trustees to the Board. Shareholders are not being asked to elect Mr. Nadel as part of these Proposals.

Considerations of the Board and Experience, Qualifications, Attributes, and Skills of Nominees

The Current Board has determined to nominate each of the Nominees to serve as a Nominee Trustee of the Trusts based on several factors (none of which alone is decisive).

The Current Board considered the potential benefits to the Trusts of their transition to the SEI Platform. In this regard, the Current Board considered that the election of the Nominee Trustees was required in order to transition the Trusts to the SEI Platform. The Current Board also considered that the Nominee Trustees are familiar with SEI and the SEI Platform, and the information provided to them by SIMNA about the SEI Platform.  SIMNA reported to the Current Board that the SEI

Platform, with its well-established oversight and governance structure, will bring potential benefits of scale from the SEI Platform to the Funds, thereby offering the possibility of decreased operating costs and improved processing efficiencies.  Similarly, SIMNA reported its belief that the Funds will be in a position to benefit from any favorable contractual arrangements that SEI has been able to negotiate with service providers to the SEI Platform based on the SEI Platform’s significantly greater asset size.  SIMNA further reported that SEI has been providing the Funds high quality administrative services at reasonable prices for many years.  In addition, SIMNA noted that SEI has substantial experience in administering and servicing mutual funds in the institutional space, and that SIMNA believes SEI’s experience will benefit current institutional investors and present an attractive platform for additional institutional subscriptions in the Funds. SIMNA noted that this, in turn, creates the potential over time for lower expenses and the achievement of greater economies of scale.

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Nominee Trustee of the Trusts.  The following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Current Board’s conclusion that an individual should serve on the Board.

Independent Nominee Trustees:

Jon C. Hunt.  The Current Board has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

Thomas P. Lemke.  The Current Board has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he has in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

Randall S. Yanker.  The Current Board has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

Jay C. Nadel.  It is currently anticipated that the Nominee Trustees will appoint Mr. Nadel as a member of the Board promptly after the election of the Nominee Trustees to the Board.  The board of trustees of the SEI Trust has concluded that Mr. Nadel should serve as a trustee of the SEI Trust because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.  Shareholders are not being asked to elect Mr. Nadel as part of these Proposals.

Interested Nominee Trustee:

William M. Doran.  The Current Board has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a partner in the investment management and securities industry practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

In considering the nomination of the Nominee Board, the Current Board considered the complementary individual skills and experience of the individual Nominees primarily in the broader context of the Nominee Board’s overall composition so that the Nominee Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

References to the experience, qualifications, attributes, and skills of the Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Nominee Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Committees of the Board of Trustees

Audit Committee

The Current Board has a separately-designated standing Audit Committee composed entirely of the disinterested Trustees.  The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firms for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and SIMNA and its affiliates and the possible effect of those services on the independence of those accountants.  For the fiscal year ended October 31, 2016, the Audit Committee of the Board of Schroder Series Trust and the Board of Schroder Global Series Trust each held four meetings.

It is anticipated that, following the election of the Nominee Board, the Nominee Board will continue to maintain in place an Audit Committee but will implement the practices of the existing Audit Committee of the SEI Trust (the “SEI Audit Committee”) for the Trusts.   The SEI Audit Committee is composed of each of the independent Trustees of the SEI Trust, which includes Mr. Nadel.  The SEI Audit Committee operates under a written charter approved by the Board of the SEI Trust.  The principal responsibilities of the SEI Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the SEI Audit Committee by the internal auditing department of the SEI Trust’s administrator that are material to the SEI Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the SEI Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the SEI Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the SEI Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters.  Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the SEI Audit Committee.  Mr. Nadel currently serves as the Chairman of the SEI Audit Committee.  Following the election of the Nominee Board, the Nominee Trustees expects to designate Mr. Nadel as the Chairman of the Audit Committee of the Trusts.

Nominating Committee

The Current Board has a Nominating Committee, which is responsible for recommending individuals to the Board of the Trusts for nomination as members of the Board.  All of the independent Trustees (currently, Messrs. Calhoun and Gersten) serve on the Trusts’ Nominating Committee.  The Nominating Committee identifies individuals qualified to serve as Trustees, recommends individuals to be appointed to the Trust’s Board or to be proposed as nominees for election by shareholders, and sets standards or qualifications for service on the Board of Trustees.  The Nominating Committee considers a wide variety of factors in evaluating Trustee candidates, including but not limited to, the individual’s availability and commitment to attend meetings and perform his or her responsibilities, relevant industry and related experience, educational background, financial experience, an assessment of his or her ability, judgment and expertise, and the overall diversity of the Board’s composition.  The Nominating Committee will consider nominees properly submitted by shareholders on the same basis as it considers candidates recommended by other sources.  Nominee recommendations may be submitted to the Clerk of each Trust at the Trusts’ principal business address.  Shareholder recommendations must be delivered or mailed to and received by a Trust not less than 45 days nor more than 75 days prior to the Board meeting at which the nominee would be elected.  For the fiscal year ended October 31, 2016, the Nominating Committee of the Board of Schroder Series Trust and the Board of Schroder Global Series Trust each held one meeting.

Additional information regarding Nominating Committee procedures is available in the Nominating Committee’s Charter attached as Exhibit A. The Charter is provided as Exhibit A to the proxy statement because it is not available on the Funds’ website.

It is anticipated that, following the election of the Nominee Board, the Nominee Board will replace the Nominating Committee with a Governance Committee and implement the practices of the Governance Committee of the SEI Trust (the “SEI Governance Committee”) for the Trusts.   The SEI Governance Committee is composed of each of the independent Trustees of the SEI Trust, which includes Mr. Nadel.  The SEI Governance Committee operates under a written charter approved by the Board of the SEI Trust.  The principal responsibilities of the SEI Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the SEI Governance Committee at the SEI Trust’s office.  Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the SEI Governance Committee.  Mr. Lemke currently serves as the Chairman of the SEI Governance Committee.  Following the election of the Nominee Board, the Nominee Trustees will designate Mr. Lemke as the Chairman of the Governance Committee of the Trusts.

Securities Ownership

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee in each Fund, on an aggregate basis, in any registered investment companies overseen or anticipated to be overseen by the Nominee within the Trusts’ family of investment companies, as of July 5, 2016.

The Nominees may have investments in other pools of securities managed by SIMNA.  The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Nominees:

Name of Nominee	Dollar Range of Equity Securities Owned in the Funds To Be Overseen by the Nominee		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Nominee in Family of Investment Companies(1)
Independent Nominee Trustees:
Jon C. Hunt

SCHRODER SERIES TRUST

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

		None None None None None	None
Thomas P. Lemke	SCHRODER SERIES TRUST Schroder Emerging Markets Small Cap Fund Schroder Long Duration Investment-Grade Bond Fund	None None	None

	Schroder Short Duration Bond Fund Schroder Total Return Fixed Income Fund SCHRODER GLOBAL SERIES TRUST Schroder North American Equity Fund	None None None
Randall S. Yanker

SCHRODER SERIES TRUST

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

		None None None None None	None
Jay C. Nadel(2)

SCHRODER SERIES TRUST

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

		None None None None None	None
Interested Nominee Trustee:
William M. Doran

SCHRODER SERIES TRUST

Schroder Emerging Markets Small Cap Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Short Duration Bond Fund

Schroder Total Return Fixed Income Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

		None None None None None	None

(1)                                       The “Family of Investment Companies” consists of the four series of Schroder Series Trust and the one series of Schroder Global Series Trust.

(2)                                       In order to provide the Trusts with the oversight and expertise of the full Board of the SEI Trust, it is currently anticipated that the Nominee Trustees will appoint Mr. Nadel as a member of the Board promptly after the election of the Nominee Trustees to the Board. Shareholders are not being asked to elect Mr. Nadel as part of these Proposals.

To the Trusts’ knowledge as of July 5, 2016, the Nominees who are expected to be Independent Nominee Trustees, if elected, and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trusts.

Nominees’ Compensation

The Nominees, if elected, would each receive an annual retainer of $14,575 for their services as Nominee Trustees of the Funds.  All of the Nominee Trustee fees would be allocated equally among the Schroder Series Trust and Schroder Global Series Trust based on their respective assets.  If a meeting relates only to a single fund or group of funds, payments of such meeting fees are allocated only among those funds to which the meeting relates.

Shareholder Communications with the Board of Trustees

Each Board of Trustees has adopted procedures by which shareholders may send communications to the Board.  Shareholders may send communications intended for the Trustees by addressing the communication directly to the Trustees (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Trustees (or individual Trustees) and by sending the communication to such Trustees at 875 Third Avenue, 22nd Floor, New York, New York 10022.  The President of the applicable Trust shall either provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or forward the communication to the Trustees promptly after receipt or may, in good faith, determine that the shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in any constituent series of the Trust or is otherwise immaterial in nature.  Other shareholder communications received by the Trusts not directly addressed and sent to the Trustees will be reviewed and generally responded to by management, and will be forwarded to the Trustees only at management’s discretion based on the matters contained therein.

Officers of the Trusts

The following table sets forth the name, age, position with the Trusts, and the principal occupations for the last five years of each of the current officers of the Trusts.  Unless otherwise noted, the business address of each current officer is 875 Third Avenue, New York, New York 10022.

Name and Year of Birth	Position With Trusts	Principal Occupations In Past 5 Years
Catherine A. Mazza (Born: 1960)	Trustee and Chairman (since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust))	Trustee and Chairman of each Trust; Institutional Director, SIMNA; Member of Board of Managers, SFA.
Mark A. Hemenetz (Born: 1956)	President and Principal Executive Officer (since 2004)	Chief Operating Officer, SIMNA; Member of Board of Managers, SFA; President and Principal Executive Officer of each Trust and of the Swiss Helvetia Fund, Inc.
Alan M. Mandel (Born: 1957)	Treasurer and Principal Financial and Accounting Officer (since 1998)	Head of Fund Administration, SIMNA; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of each Trust and of the Swiss Helvetia Fund, Inc.
Carin F. Muhlbaum (Born: 1962)	Vice President (since 1998)	General Counsel, SIMNA; Secretary and General Counsel, SFA; Vice President of each Trust and of the Swiss Helvetia Fund, Inc. Formerly, Member of Board of Managers, SFA.
William Sauer (Born: 1963)	Vice President (since 2008)	Head of Investor Services, SIMNA; Vice President of each Trust and of the Swiss Helvetia Fund, Inc.
Joseph Bertini (Born: 1965)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, SIMNA; Chief Compliance Officer of each Trust; formerly, Member of Board of Managers, SFA.
Abby L. Ingber (Born: 1962)	Chief Legal Officer and Clerk (since 2006 (Chief Legal Officer) and since 2007 (Clerk))	Deputy General Counsel, SIMNA; Chief Legal Officer and Clerk of each Trust; Secretary, the Swiss Helvetia Fund, Inc.; formerly, Member of Board of Managers, SFA.
David Marshall (Born: 1971)	Assistant Treasurer (since 2014)	Manager of Fund Administration, SIMNA; Assistant Treasurer of each Trust and of the Swiss Helvetia Fund, Inc.
Angel Lanier	Assistant Secretary	Legal Assistant, SIMNA; Assistant Clerk of each Trust; Assistant Secretary, the Swiss Helvetia Fund, Inc;

(Born: 1961)	(since 2005)	Assistant Secretary, SFA.
Reid B. Adams (Born: 1977)	Assistant Secretary (since 2015)	Associate General Counsel, SIMNA; Assistant Clerk of each Trust; Formerly, Associate, Ropes & Gray LLP.

The following table lists the positions held by the Trusts’ current officers and interested Trustees with affiliated persons or principal underwriters of the Trusts:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trusts
Catherine A. Mazza	Trustee and Chairman of each Trust; Institutional Director, SIMNA; Member of Board of Managers, SFA.
Mark A. Hemenetz	President and Principal Executive Officer of each Trust; Chief Operating Officer, SIMNA; Member of Board of Managers, SFA.
Alan M. Mandel	Head of Fund Administration, SIMNA; Member of Board of Managers, SFA; Treasurer & Principal Financial and Accounting Officer of each Trust.
Carin F. Muhlbaum	General Counsel, SIMNA; Secretary and General Counsel, SFA; Vice President of each Trust.
William Sauer	Head of Investor Services, SIMNA; Vice President of each Trust; Director, Schroder Venture Managers, Inc.
Joseph Bertini	Chief Compliance Officer, SIMNA; Chief Compliance Officer of each Trust; formerly, Member of Board of Managers, SFA.
Abby L. Ingber	Deputy General Counsel, SIMNA; Chief Legal Officer and Clerk of each Trust; formerly, Member of Board of Managers, SFA.
Angel Lanier	Legal Assistant, SIMNA; Assistant Secretary, SFA; Assistant Clerk of each Trust.
Reid B. Adams	Associate General Counsel, SIMNA; Assistant Clerk of each Trust.

It is expected that, if the Nominee Board is elected, it will appoint a number of officers of the SEI Trust to serve as officers of the Trusts, as well.  The following table sets forth the names, year of birth, anticipated position with the Trusts, and the principal occupations for the last five years of each of those persons.  Unless otherwise noted, the business address of each anticipated officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Certain anticipated officers of the Trusts also serve as officers of one or more mutual funds for which SEI or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Anticipated Position With Trusts	Principal Occupations In Past 5 Years
Michael Beattie (Born: 1965)	President	President, SEI Trust, since 2014. Director of Client Service, SEI Investments Company, since 2004.
Robert Nesher (Born: 1946)	Vice Chairman

Vice Chairman, SEI Trust, since 2014. SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance

Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer

Treasurer, Controller and Chief Financial Officer, SEI Trust, since 2015. Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

Dianne M Descoteaux (Born: 1977)	Vice President and Secretary	Vice President and Secretary, SEI Trust, since 2014. Counsel at SEI Investments since 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer

Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, the SEI Trust, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary

Vice President and Assistant Secretary, SEI Trust (2014-present). Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

John Y. Kim (Born: 1981)	Vice President and Assistant Secretary	Vice President and Assistant Secretary, SEI Trust (2014-present). Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
Bridget E. Sudall (Born: 1980)	Privacy Officer and Anti-Money Laundering Officer

Privacy Officer, SEI Trust (2015-present). Anti-Money Laundering Officer, SEI Trust (2015-present). Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).

Miscellaneous

SIMNA and its Affiliates; Fund Administrators

Schroder Investment Management North America Inc. (“SIMNA”) is the investment adviser of the Funds and Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA, is the principal underwriter of the Funds.  The address of SIMNA and of SFA is 875 Third Avenue, 22nd Floor, New York, New York 10022.  In consideration of SFA’s services, SIMNA reimburses SFA for its costs and expenses in distributing the Funds’ shares and pays SFA an additional amount based on a percentage of the reimbursement (currently 5%).  For all Funds except Schroder North American Equity Fund, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator.  For Schroder North American Equity Fund, SFA serves as the administrator, and SEI Investments Global Funds Services serves as the sub-administrator.

SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc.  Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927.  Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England.  Schroders plc, through certain affiliates currently engaged in the asset management business, and as of September 30, 2016, had under management assets of approximately $487.1 billion.

Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), an affiliate of SIMNA, has served as subadviser to Schroder Emerging Markets Small Cap Fund and Schroder North American Equity Fund since the inception of each such Fund.

Required Vote

Shareholders of the Funds that are series of Schroder Series Trust will vote as a group to elect Nominee Trustees of Schroder Series Trust.  Shareholders of Schroder North American Equity Fund will vote to elect Nominee Trustees of Schroder Global Series Trust.

The election of each Nominee Trustee to a Trust requires the affirmative vote of shareholders owning of record a plurality of the shares of that Trust (the shareholders of all Funds of a Trust voting together as a single class) voted at the Meeting in person or by proxy. There is no cumulative voting in the election of Nominee Trustees.

Recommendation

The Current Board unanimously recommends that shareholders of each Trust vote FOR each Nominee.

PROPOSAL 3— MANAGEMENT CONTRACT APPROVALS

SEI currently serves as administrator to Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Short Duration Bond Fund (the “Proposal 3 Funds”).  Each of the Proposal 3 Funds pays a fee directly to SEI for its services.  SIMNA also provides administrative services to each Proposal 3 Fund under the existing management contracts (the “Existing Management Contracts”).  SIMNA is responsible for, among other things, overseeing the performance of administrative and professional services rendered to the Proposal 3 Funds by their third-party service providers, including SEI, and the Proposal 3 Funds’ custodian, transfer agent, and auditor, overseeing the preparation and printing of regulatory filings, proxy statements and other shareholder communications, overseeing, with the cooperation of Fund counsel and other relevant parties, the preparation and dissemination of materials for meetings of the Board of Trustees, overseeing the calculation of performance data, overseeing the determination and declaration of dividends, and retaining records.

As part of the proposed transition to the SEI Platform, while SEI would continue to provide the same administrative services it currently provides to the Proposal 3 Funds, it would also provide the administrative oversight and certain other services currently provided by SIMNA pursuant to an amended and restated administration and accounting agreement (the “Amended Administration Agreement”).  Additional services provided by SEI will include, among other items, general vendor management and oversight, annual due diligence review of service providers, service contract negotiation, coordinating and filing regulatory materials, managing and coordinating audit-related activities, and maintaining Fund compliance policies and procedures.  SEI personnel are also expected to serve as the Funds’ officers following the transition.  Shareholders of each of the Proposal 3 Funds are being asked to approve amended and restated management contracts between the Proposal 3 Funds and SIMNA (“Amended and Restated Management Contracts”) in order to remove provisions in the management contracts requiring SIMNA to provide certain administrative oversight and other services to the Proposal 3 Funds.  The Amended Administration Agreement will be considered by the Nominee Board when it takes office, and is not subject to approval by the current Board or by shareholders of the Proposal 3 Funds.

No change to the rate of compensation payable to SIMNA is proposed. The rate of management fees the Proposal 3 Funds would pay under the Amended and Restated Management Contracts would remain the same as the rate of fees they currently pay, even though SIMNA will no longer be providing administrative oversight and certain other services to the Proposal 3 Funds.  Because the Proposal 3 Funds would pay SIMNA the same fee for fewer services, the proposed removal of the administrative services component from the Existing Management Contracts is effectively an increase in the compensation payable by the Proposal 3 Funds to SIMNA for the services proposed to remain under the Amended and Restated Management Contracts.  It is proposed that the rate of management fees would remain the same in light of management’s view that the component of the management fee charged for providing and overseeing fund administrative services was not a driving factor in determining the current management fees and that those services were ancillary to SIMNA’s services as investment adviser to the Proposal 3 Funds under the Existing Management Contracts. Management continues to believe that the current fees under the Existing Management Contracts, even without the administrative services component, remain reasonable in light of the nature and quality of the services provided, the profitability to SIMNA from managing each Proposal 3 Fund, and the levels of those fees compared to those paid by comparable peer funds and Schroder client accounts. In addition, because expense caps will remain in place contractually for at least two years after the transition, the total expense ratios being charged to Proposal 3 Fund shareholders during the two-year period will not increase.

Although shareholders of the Proposal 3 Funds are not being asked to approve the Amended Administration Agreement, which will be considered by the Nominee Board after it takes office, it is important to understand the anticipated arrangements with SEI.

In proposing the transition to the SEI Platform, SIMNA reported to the Current Board that it believed that the fee proposed to be paid to SEI under the Amended Administration Agreement, although expected initially to be higher than the fees currently being paid to SEI by the Funds, is fair and reasonable.  SIMNA told the Board that it had considered the range of services anticipated to be provided by SEI, the high quality of the administrative services provided to the Proposal 3 Funds by SEI to date, the depth of experience, expertise and resources of SEI, and the investments SEI has made in the systems and technology required to provide modern administrative services efficiently.  SIMNA also said that it considered the fees to be in line with the fees SEI charges other clients for similar services and with fees paid by mutual funds for comparable administrative services generally.  SIMNA also noted that the additional administrative services to be provided by SEI are a key component to its SEI Platform service offering, and that it would not be possible for the Proposal 3 Funds to transition to the SEI Platform without transitioning such administrative services from SIMNA to SEI.

SIMNA further reported that SEI has been providing the Proposal 3 Funds high quality administrative services at reasonable prices for many years.  In addition, SIMNA noted that SEI has substantial experience in administering and servicing mutual funds in the institutional space, and that SIMNA believes SEI’s experience will benefit current institutional investors and present an attractive platform for additional institutional subscriptions in the Proposal 3 Funds.  SIMNA reported that this, in turn, creates the potential over time for lower expenses and the achievement of greater economies of scale.

SIMNA told the current Board that it considers the fees that the Proposal 3 Funds would continue to pay to SIMNA under the Amended and Restated Management Contracts to be fair and reasonable.  Under those contracts, SIMNA would continue to serve as investment adviser to the Proposal 3 Funds and to provide a continuous investment program for each of the Proposal 3 Funds. SIMNA noted that the fees payable under the Amended and Restated Management Contracts are in line with the fees paid by peer funds for comparable advisory services, and that SIMNA considered that payment of any lower fees for its advisory services to the Proposal 3 Funds would result in an underpricing of its services.  SIMNA also noted that it expects that any increase to the fees payable by the Proposal 3 Funds due to the change in administrative services arrangements will likely be partially or completely offset by reduced audit, legal, trustee and insurance expenses if the Proposal 3 Funds reach meaningful scale.  In addition, SIMNA noted that, to assure that there is no adverse impact on the total expenses paid by each of the Proposal 3 Funds and their shareholders in the period following the transition to the SEI Platform, the contractual expense limitations that limit the total expense ratios of each of the Proposal 3 Funds will remain in effect at current levels for at least two years following the transition.

For more information regarding the estimated effect of the transition on each Proposal 3 Fund’s expense ratios, see Exhibit G; the total expense ratios for Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund are expected to rise immediately after the transition, the total expense ratio of the Schroder Long Duration Bond Fund is expected to fall immediately after the transition, and the total expense ratios of all of the Proposal 3 Funds are expected to be lower over time than current total expense ratios to the extent the Funds achieve greater scale.  Please note that Exhibit G is based on estimates; the actual expenses of the Funds may be different.

Description of the Existing Management Contracts

The following description of the Existing Management Contracts is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit D to this Joint Proxy Statement.

SIMNA currently serves as investment adviser to the Proposal 3 Funds pursuant to the Existing Management Contracts.

Each Existing Management Contract provides that SIMNA will, at its expense, furnish continuously an investment program for such Proposal 3 Fund, determine what investments shall be purchased, held, sold, or exchanged by such Fund and what portion, if any, of the assets of such Fund shall be held uninvested and, on behalf of each such Fund, make changes in such Fund’s investments.  Each Existing Management Contract also provides that SIMNA will provide, or oversee, as applicable, administrative services necessary for the Trust’s operations with respect to each such Proposal 3 Fund except those services that are the responsibility of the Funds’ custodian or transfer agent, all in such manner and to such extent as may be authorized by the Board.

Under the combined existing Management Contract for Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund, Schroder Emerging Markets Small Cap Fund’s management fee is payable at an annual rate of 1.25% of the Fund’s average net asset value.  In order to limit the Schroder Emerging Markets Small Cap Fund’s expenses, SIMNA contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that total annual fund operating expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 1.50% of the R6 Shares’ average daily net assets, and for the Fund’s Investor Shares, exceed 1.65% of Investor Shares’ average daily net assets.  The aggregate management fee payable by Schroder Emerging Markets Small Cap Fund during the fiscal year ended October 31, 2016 was $0.  During this period, SIMNA waived its management fee to the annual rate of 0% of Schroder Emerging Markets Small Cap Fund’s average daily net assets.  Absent these waivers, the aggregate management fee payable by Schroder Emerging Markets Small Cap Fund would have been $167,600.  Schroder Short Duration Bond Fund’s management fee is payable at an annual rate of 0.29% of the Fund’s average net asset value.  SIMNA contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that total annual fund operating expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 0.39% of R6 Shares’ average daily net assets and, for the Fund’s Investor Shares, exceed 0.54% of Investor Shares’ average daily net assets.  The aggregate management fee payable by Schroder Short Duration Bond Fund during the fiscal year ended October 31, 2016 was $0.  During this period, SIMNA waived its management fee to the annual rate of 0% of Schroder Short Duration Bond Fund’s average daily net assets.  Absent these waivers, the aggregate management fee payable by Schroder Short Duration Bond Fund would have been $72,947.

Under Schroder Long Duration Investment-Grade Bond Fund’s Existing Management Contract, a management fee is payable at an annual rate of 0.33% of the Fund’s average net asset value.  In order to limit Schroder Long Duration Investment-Grade Bond Fund’s expenses, SIMNA contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that total annual fund operating expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s Investor Shares, exceed 0.39% of Investor Shares’ average daily net assets.  The aggregate management fee payable by Schroder Long Duration Investment-Grade Bond Fund during the fiscal year ended October 31, 2016 was $0.  During this period, SIMNA waived its management fee to the annual rate of 0% of Schroder Long Duration Investment-Grade Bond Fund’s average daily net assets.  Absent these waivers, the aggregate management fee payable by Schroder Long Duration Investment-Grade Bond Fund would have been $190,200.

Exhibit E to this Joint Proxy Statement sets forth the dates of the Existing Management Contracts, the dates they were last approved by the Board, and the dates on which they were last submitted to a vote of shareholders and the purpose of such submission.

Description of the Amended and Restated Management Contracts and Certain Differences from the Existing Management Contracts

The proposed forms of the Amended and Restated Management Contracts applicable to each Proposal 3 Fund appear in Exhibit F to this Joint Proxy Statement.  The next paragraph briefly summarizes some important provisions of the Amended and Restated Management Contracts, but for a complete understanding you should read Exhibit F.

The administrative oversight and other services proposed to be removed from the Existing Management Contracts include, among other things, overseeing the performance of administrative and professional services rendered to the Proposal 3 Funds by their third-party service providers, including the Funds’ administrator, custodian, transfer agent and auditor, overseeing the preparation and printing of regulatory filings, proxy statements and other shareholder communications, and overseeing, with the cooperation of Fund counsel and other relevant parties, the preparation and dissemination of materials for meetings of the Board of Trustees, overseeing the calculation of performance data, overseeing the determination and declaration of dividends, and retaining records.

Other than with respect to the provision of administrative oversight and certain other services, which will no longer be provided by SIMNA, and related clerical changes, each Amended and Restated Management Contract is identical to its corresponding Existing Management Contract.  It is expected that the Proposal 3 Funds, following shareholder approval of the Amended and Restated Management Contracts, will enter into an Amended Administration Agreement under which SEI would provide the Funds with the administrative services necessary to operate the Funds, including those services removed from the Existing Management Contracts.

Fees Payable Under the Existing Management Contracts and the Amended and Restated Management Contracts

The fees payable by each Proposal 3 Fund under its applicable Amended and Restated Management Contract are identical to those currently payable by each such Fund under its applicable Existing Management Contract, which is payable to each Fund at the following annual rates of each Fund’s average net asset value:

Fund	Management Fee

Schroder Emerging Markets Small Cap Fund	1.25%
Schroder Short Duration Bond Fund	0.29%
Schroder Long Duration Investment-Grade Bond Fund	0.33%

Accordingly, no change in each Proposal 3 Fund’s advisory fees will result if shareholders of each Fund approve Proposal 3.

See Exhibit G for tables showing each Proposal 3 Fund’s estimated expenses for the current fiscal year as compared to (i) the Fund’s anticipated expenses assuming the Proposals are approved by shareholders (including the effect of the Amended Administration Agreement with SEI) and (ii) the Fund’s pro forma expenses to the extent a Fund achieves scale (estimated at $200 million).  Please note that Exhibit G is based on estimates; the actual expenses of the Funds may be different.  There can be no assurances that each Proposal 3 Fund’s total annual operating expenses will not increase by more than the amounts shown in Exhibit G or that any Proposal 3 Fund will achieve scale.

The information set forth in this Joint Proxy Statement concerning the Existing Management Contracts and the Amended and Restated Management Contracts has been provided to the Fund by SIMNA.

Board Considerations

At the June 16, 2016 Board meeting, the Trustees, including all of the independent Trustees, determined to approve the Amended and Restated Management Contracts on behalf of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund and to recommend approval of the contracts by shareholders at the Meeting.  Prior to making these conclusions, the Board of Trustees considered a wide range of information of the type they regularly consider when determining whether to renew each Proposal 3 Fund’s management contracts between the Proposal 3 Funds and SIMNA.  In doing so, the Trustees did not identify any single factor as determinative but took into account a number of factors, including those described below, among others.  The Trustees considered information provided by SIMNA regarding each Proposal 3 Fund collectively as well as separately, and determined to approve each Proposal 3 Fund’s Amended and Restated Management Contract as applicable to each Fund.

The Trustees considered the overall nature, extent and quality of the services to be provided by SIMNA to the Proposal 3 Funds.  In this regard, the Trustees took into account, among other things, the experience of the Funds’ portfolio management teams and of SIMNA’s senior management and considered presentations by Fund officers and representatives of SIMNA.

The Trustees reviewed the information provided by SIMNA and compiled by Lipper, Inc. (“Lipper”) showing a comparison of SIMNA’s fee rate for each Proposal 3 Fund, as well as each Fund’s expense ratio, compared to a peer group of mutual funds selected independently by Lipper having similar objectives, strategies, asset sizes and distribution channels as each such Fund.  The Trustees also reviewed information as to brokerage commissions for each Proposal 3 Fund as compared to peer group funds.  In reviewing the performance information provided by Lipper, the Trustees considered both short term and longer term performance.

The Trustees noted that the investment advisory services provided by SIMNA and the fees payable to SIMNA were not proposed to change, though certain administrative services historically performed by SIMNA were proposed to be transitioned to SEI Investments Global Funds Services, the Proposal 3 Funds’ current provider of other administrative services. They noted SIMNA’s representation that the component of the current fee charged for providing and overseeing Fund administrative services was not a driving factor in determining the appropriate rate to propose to the Board for its current management fee.  The Trustees determined that each proposed management fee applicable to each Proposal 3 Fund, even without an administrative services component, remained reasonable in light of the services provided, and as compared to comparable peer funds and other accounts managed by SIMNA and its affiliates.

In approving the Amended and Restated Management Contracts, the Trustees recognized that the effect of the removal of certain of SIMNA’s administrative obligations under the Existing Management Contracts would be to reduce SIMNA’s staffing requirements, personnel expenses, and overall expenses and would require the dedication of fewer internal resources to provide administrative functions for the Funds, and consequently could increase SIMNA’s profitability.  The Trustees also noted representations from SIMNA that Proposal 3, if completed, may reduce SIMNA’s need to subsidize the Proposal 3 Funds’ operating expenses to the extent greater economies of scale or cost savings are achieved.  The Trustees concluded that SIMNA’s profitability under the Amended and Restated Management Contracts would likely continue to be reasonable in light of the services provided.

The Trustees also considered information provided to them regarding services SEI is anticipated to provide instead of SIMNA.  This information assisted the Trustees in assessing the quality of the administrative services that were expected to be provided by SEI.  The Trustees noted that SEI currently serves as an administrator to the Funds.

In connection with reviewing the Amended and Restated Management Contracts, the Trustees considered whether economies of scale may be realized under each Amended and Restated Management Contract. The Trustees considered that transition of additional administrative oversight and certain other services to SEI, and the transition’s greater potential to reduce expenses and achieve economies of scale in the future, as a result of the SEI Platform’s broader client base and otherwise, potentially could limit future increases in Proposal 3 Fund expenses, and could reduce those expenses, as a percentage of net assets.  The Trustees also considered that SEI and the SEI Platform have significant relationships with a number of institutional investors, and the potential benefits of those relationships on each Proposal 3 Fund and its ability to increase each Fund’s institutional shareholder base.

The Trustees considered information regarding the expected effect of Proposal 3 on each Fund’s total operating expenses.  The Trustees noted that although administrative fees paid by the Proposal 3 Funds to SEI were generally expected to increase, and that the expense ratios for one or more of the Proposal 3 Funds could increase following the transition, the total expense ratios of the Proposal 3 Funds are expected to be lower over time due to the efficiencies offered by the SEI Platform, to the extent the Proposal 3 Funds achieve larger scale. In evaluating the expected increase in administrative fees, the Trustees considered SIMNA’s estimates of how the Proposal 3 Funds’ overall expenses would also increase if the Proposal 3 Funds were to remain part of the Schroder family of funds following the Other Fund Restructurings.  The Trustees also noted that because expense limitations are expected to be in place for at least two years after the transition, each Proposal 3 Fund’s net total annual operating expenses as a percentage of each Fund’s average daily net assets will not increase during the period those expense limitations remain in place.

In approving the Amended and Restated Management Contracts, the Trustees took into account detailed information provided by SIMNA over the course of the year regarding the investment program and performance of each Proposal 3 Fund.

Based on their evaluation of the factors they deemed relevant, including those described above, the Trustees, including the independent Trustees, approved each Amended and Restated Management Contract and determined to recommend that shareholders of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund approve Proposal 3.  In their consideration and evaluation of Proposal 3, the independent Trustees were advised by counsel to the independent Trustees.

Miscellaneous

Affiliated Brokerage

The Funds did not pay any commissions to affiliated brokers during the fiscal year ended October 31, 2016.

Distributor, Distribution Plan, and Shareholder Service Plan

SFA, an affiliate of SIMNA, located at 875 Third Avenue, 22nd Floor, New York, New York 10022, is each Fund’s distributor. During the fiscal year ended October 31, 2016, Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund paid fees under a Distribution Plan pursuant to Rule 12b-1 in the amount of $821 and $3,468, respectively. Because Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund did not offer Advisor Shares, those Funds made no payments under a Distribution Plan to SFA.

Additionally, with respect to its Investor Shares, each Fund may make payments out of the assets attributable to its Investor Shares to SIMNA, SFA, and such other financial intermediaries and entities as may from time to time provide shareholder services and/or incur expenses directly or indirectly supporting or relating to the shareholder servicing functions for holders of Investor Shares as compensation for such services and expenses.  During the fiscal year ended October 31, 2016, the Funds paid fees under their shareholder service plans in the following amounts:

Fund	Shareholder Service Plan Fees
Schroder Emerging Markets Small Cap Fund	$21
Schroder Short Duration Bond	$997
Schroder Long Duration Investment-Grade Bond Fund	$28,818

If the Proposals are approved, it is expected that the Nominee Board will approve each Fund entering into a new distribution agreement with SEI Investments Distribution Co., which would replace the Funds’ current distribution arrangements with SFA.

Required Vote

The shareholders of Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund will each vote separately on Proposal 3. All share classes of a Proposal 3 Fund vote together as a single class on Proposal 3.

The vote required to approve each Amended and Restated Management Contract is the lesser of (i) 67% of the shares of each Proposal 3 Fund that are present at the Meeting, if the holders of more than 50% of the shares of each Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of each Proposal 3 Fund outstanding on the Record Date. If the required vote is not obtained for a Proposal 3 Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Recommendation

The Board of Trustees believes that each Amended and Restated Management Contract is in the best interests of shareholders of each Proposal 3 Fund, as applicable to each such Fund. Accordingly, the Current Board unanimously recommends that shareholders vote FOR the approval of Proposal 3 for each Fund.

ADDITIONAL INFORMATION ABOUT PROPOSAL 3

Information Regarding the Amended Administration Agreement

The Amended Administration Agreement, including any fees paid by a Fund to SEI and any amendments to such Amended Administration Agreement, would not be subject to shareholder approval. Although amendments can be made to the Amended Administration Agreement without shareholder approval, the Fund’s Nominee Board will retain control over the administrative services provided to a Fund pursuant to the Amended Administration Agreement.  The proposed administrative fees to be paid under the Amended Administration Agreement for each Fund involved in Proposal 3 are included in Exhibit G. Please note that Exhibit G is based on estimates; the actual expenses of the Funds may be different.

Additional Information Regarding SIMNA’s and SIMNA Ltd.’s Directors

The Chief Executive Officer of SIMNA is Karl F. Dasher. Karl F. Dasher, Henry Phillip, and Mark A. Hemenetz are SIMNA’s directors. Messrs. Dasher and Phillip do not have positions with the Funds.  Mr. Hemenetz is President and Principal Executive Officer of each Trust, and his principal occupation is Chief Operating Officer of SIMNA. The address of each of SIMNA’s directors is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Gareth H. J. Taylor, Karl F. Dasher, Paul J. Chislett, and Angus Bogle are SIMNA Ltd.’s directors.  SIMNA Ltd.’s directors do not have positions with the Funds.  The address of each of SIMNA Ltd.’s directors is 31 Gresham St., London EC2V 7QA, United Kingdom.

ADDITIONAL INFORMATION

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the relevant Trust. However, each Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. Each Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), the Trusts’ independent registered public accounting firm, provides audit services, and tax compliance and tax consulting services to the Funds. Its address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

Representatives of PwC are not expected to be present at the Meeting but are expected to be available by telephone should the need for consultation arise.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trusts’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $458,540 in 2015 and $183,065 in 2016 for Schroder Series Trust and $69,300 in 2015 and $35,185 in 2016 for Schroder Global Series Trust.

Audit-Related Fees

The fees billed in the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Trusts’ financial statements and are not reported as “Audit Fees” were $58,000 in 2015 and $153,000 in 2016 for Schroder Series Trust and $58,000 in 2015 and $28,100 in 2016 for Schroder Global Series Trust.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for regulated investment company tax compliance and diversification review and tax return review were $237,975 in 2015 and $30,065 in 2016 for Schroder Series Trust and $159,875 in 2015 and $7,085 in 2016 for Schroder Global Series Trust.

All Other Fees

The fees billed in the last two fiscal years for products and services provided by PwC, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were $0 in 2015 and $0 in 2016 for Schroder Series Trust and $0 in 2015 and $0 in 2016 for Schroder Global Series Trust.

Pursuant to the Trusts’ Audit Committee Charter approved on December 4, 2007, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent accountants to the Trust and (ii) non-audit services rendered by the independent accountants to the Trust’s investment adviser and to certain affiliates of the investment adviser, as required.  The Audit Committee may delegate the authority to grant pre-approvals of audit to a subcommittee of one or more members of the Audit Committee.

The following disclosure relates to the independence of PwC with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”).  The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities.  Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.”  The Trusts have been notified by PwC that certain lenders to PwC and its personnel own more than ten percent of certain funds within the investment company complex that includes funds advised by SIMNA and its affiliates.  Such lenders’ holdings include record ownership of certain of the Funds within the Trusts. The Trusts are providing this disclosure to explain the facts and circumstances as well as PwC’s and the Funds’ conclusions concerning PwC’s independence and its objectivity and impartiality with respect to the audit of the Trusts.

PwC has advised the Trusts that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Trusts.

With respect to loans made to PwC personnel: (1) the lenders have not made any attempt to influence the conduct of the audits or the objectivity and impartiality of the PwC personnel; (2) each loan was obtained under the lender’s normal lending procedures, terms, and requirements; and (3) each loan is current.

On June 20, 2016, the Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above.  In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to its lending relationships, as defined in the No-Action letter; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds.  The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on the information provided by PwC, including the considerations described above and the conclusions of PwC that the unqualified opinions issued with respect to the Funds were not impacted in any manner by its financial relationship with the PwC lenders, the Audit Committee of the Funds believes that PwC’s financial relationship with the PwC lenders did not impair PwC’s ability to be objective and impartial in the audits of the 2016 financial statements of the Funds.

Share Ownership Information

To the knowledge of the Trusts, as of October 31, 2016, the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding shares of each of the Funds.

Exhibit C to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund.

Quorum

Thirty percent of the shares entitled to vote, present in person, or represented by proxy, shall constitute a quorum for purposes of voting for the Proposals.

Other Business

The Trustees know of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy card(s).

Solicitation of Proxies

In addition to the solicitation of proxies by mail, the Trustees and employees of SIMNA or its affiliates may solicit proxies in person, by telephone or over the internet.  The Trusts have retained the proxy communications and solicitation advisory firm AST Fund Solutions, LLC (“AST”), 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, to aid in the solicitation of proxies. To make voting faster and more convenient for you, the Trusts are offering the option of voting on the internet or by telephone instead of completing and mailing the enclosed applicable proxy card(s).  Either method is generally available 24 hours a day and your vote will be confirmed and posted immediately.  If you choose to vote via the internet or by phone, do not mail the proxy card. However you choose to vote, it is important that you vote to save the expense of additional solicitations. The anticipated cost associated with the solicitation of proxies by AST for the Proposals and related costs is approximately $15,000 — these costs will be borne by SIMNA.

Adjournment

In the event that sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the Proposals.  In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the Proposals as they deem advisable.  Thirty percent of the shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting for the Trusts; any lesser number shall be sufficient for adjournments, as required by the Schroder Series Trust’s Agreement and Declaration of Trust and the Schroder Global Series Trust’s Amended and Restated Agreement and Declaration of Trust and Bylaws (the “Declarations of Trust”) and each Trust’s Bylaws.  The persons named as proxies will vote in favor of such adjournment all shares which those persons are entitled to vote in favor of the Proposals.  They will vote against any such adjournment all shares represented by proxies that vote against the Proposals.  The persons named as proxies will abstain from voting on adjournment all shares represented by proxies which have withheld authority from voting on the Proposals.

Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Trusts to act as tellers for the Meeting.  The tellers will count the total number of votes cast “FOR” the Proposals for purposes of determining whether sufficient affirmative votes have been cast.  The tellers will count shares represented by proxies that withhold authority to vote or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Broker non votes will have no effect on votes on adjournment.  With respect to Proposals 1 and 2, abstentions and broker non-votes will not have any effect on the election of Trustees.  With respect to Proposal 3, abstentions and broker non-votes will have the same effect as a vote against the Proposal.  A Fund may request that selected brokers and nominees, in their discretion, return uninstructed shares of a Fund, if doing so is necessary to obtain a quorum. Any Proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

Date for Receipt of Shareholders’ Proposals for Meetings of Shareholders

The Trusts’ Declarations of Trust do not provide for annual meetings of shareholders, and the Trusts do not currently intend to hold such a meeting in 2016.  Shareholder proposals for inclusion in the Trusts’ Joint Proxy Statement for any meeting must be received by the Trusts a reasonable period of time prior to when the Trusts begin to print and send their proxy materials.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Joint Proxy Statement to shareholders having the same address on the Funds’ records, unless the Funds have received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to AST Fund Solutions, LLC, the Trusts’ proxy solicitor at 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660, or by calling (800) 713-9968.

Exhibit A — Nominating Committee Charter

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

Nominating Committee Charter

(Adopted as of May 11, 2004)

The Board of Trustees (each, a “Board”) of each of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust (each, a “Trust”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become a Trustee in the event that a position is vacated or created, and to recommend Trustee appointments to the Board, (ii) to select, or to recommend that the Board select, the Trustee nominees for election at a meeting of shareholders, and (iii) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees.  The Committee must consist entirely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings.  Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s Bylaws.

Qualifications for Trustee Nominees

The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to):  (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources:  (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser or any subadviser, (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.  The Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

Appendix A — Procedures for Shareholders to Submit Nominee Candidates

(As of May 11, 2004)

A shareholder of any series of a Trust must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.              The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary/Clerk, at the address of the principal executive offices of the Trust.

2.              The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board meeting at which the nominee would be elected.

3.              The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Exhibit B — Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

Fund	Investor Shares	R6 Shares	Total
Schroder Emerging Markets Small Cap Fund	2,001.040	1,498,891.730	1,500,892.770
Schroder Long Duration Investment-Grade Bond Fund	8,365,980.580	n/a	8,365,980.580
Schroder North American Equity Fund	60,309,048.950	n/a	60,309,048.950
Schroder Short Duration Bond Fund	100,001.010	2,431,538.700	2,531,539.710
Schroder Total Return Fixed Income Fund	5,897,574.030	n/a	5,897,574.030

Exhibit C — Principal Holders and Control Persons

To the knowledge of each Trust, as of the Record Date, no person is listed on the Funds’ records as owning beneficially 25% or more of the outstanding voting securities of any Fund, and no person is listed on the Funds’ records as owning 25% or more of the outstanding voting securities of any Fund, except as set forth below.

Record or Beneficial Owner	Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
HARTFORD SCHRODERS EMERGING MARKETS EQUITY FD ATTN MICHAEL FLOOK 100 MATSONFORD RD STE 300 RADNOR PA 19087-4558	Schroder Emerging Markets Small Cap Fund	1,498,890.684	99.99%
WELLS FARGO BANK NA FBO MAGNESITA REFRACTORIES CO PEN PLN 25968400 PO BOX 1533 MINNEAPOLIS MN 55480-1533	Schroder Long Duration Investment-Grade Bond Fund	5,000,113.920	59.77%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Schroder Long Duration Investment-Grade Bond Fund	2,763,353.391	33.03%
STATE STREET NOMINEES LTD FBO A/C 2CM5 525 FERRY RD EDINBURGH EH5 2AW	Schroder North American Equity Fund	31,902,079.373	52.99%
STATE STREET NOMINEES LTD FBO ERYB 525 FERRY RD EDINBURGH EH5 2AW	Schroder North American Equity Fund	27,310,836.209	45.36%
SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Short Duration Bond Fund	2,500,000.000	98.75%

To the knowledge of each Trust, as the Record Date, no person owned beneficially or of record 5% or more of the outstanding shares of any class of any Fund, and no person is listed on the Funds’ records as owning 5% or more of the outstanding voting securities of any class of any Fund, except as set forth below.

Investor Shares:

Record or Beneficial Owner	Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Emerging Markets Small Cap Fund	2,000.000	99.95%
WELLS FARGO BANK NA FBO MAGNESITA REFRACTORIES CO PEN PLN 25968400 PO BOX 1533 MINNEAPOLIS MN 55480-1533	Schroder Long Duration Investment-Grade Bond Fund	5,000,113.920	59.77%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Schroder Long Duration Investment-Grade Bond Fund	2,763,353.391	33.03%
STATE STREET NOMINEES LTD FBO A/C 2CM5 525 FERRY RD EDINBURGH EH5 2AW	Schroder North American Equity Fund	31,902,079.373	52.99%
STATE STREET NOMINEES LTD FBO ERYB 525 FERRY RD EDINBURGH EH5 2AW	Schroder North American Equity Fund	27,310,836.209	45.36%
SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Short Duration Bond Fund	2,400,000.000	99.99%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Schroder Total Return Fixed Income Fund	1,460,322.812	24.76%
WELLS FARGO BANK NA FBO COMM FIRST FDN LTPA #1 - MUT FNDS 23346004 PO BOX 1533 SAN FRANCISCO CA 94105-1905	Schroder Total Return Fixed Income Fund	1,436,106.265	24.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Total Return Fixed Income Fund	700,222.718	11.87%
WELLS FARGO BANK NA FBO COMM FIRST FDN LTPA #2 - MUT FNDS 23346008 P.O. BOX 1533 MINNEAPOLIS MN 55480-1533	Schroder Total Return Fixed Income Fund	484,863.808	8.22%
PLUMBERS & PIPEFITTERS LOCAL NO 776 PENSION PLAN PO BOX 1330 HOLLAND OH 43528-1330	Schroder Total Return Fixed Income Fund	324,152.494	5.50%
WASHINGTON & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Schroder Total Return Fixed Income Fund	316,380.624	5.36%

R6 Shares:

Record or Beneficial Owner	Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned
HARTFORD SCHRODERS EMERGING MARKETS EQUITY FD ATTN MICHAEL FLOOK 100 MATSONFORD RD STE 300 RADNOR PA 19087-4558	Schroder Emerging Markets Small Cap Fund	1,498,890.684	99.99%
SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Short Duration Bond Fund	100,000.000	98.70%

Exhibit D — Existing Management Contracts

SCHRODER SERIES TRUST

MANAGEMENT CONTRACT

This Management Contract (the “Contract”) dated as of May 3, 2013 is between SCHRODER SERIES TRUST, a Massachusetts business trust (the “Trust”), on behalf of the constituent series listed in Appendix A (each, a “Fund”), and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., a Delaware corporation (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.                                      INVESTMENT ADVISORY SERVICES.

(a)  The Manager, at its expense, will furnish continuously an investment program for each Fund, will determine what investments shall be purchased, held, sold, or exchanged by each of the Funds and what portion, if any, of the assets of a Fund shall be held uninvested and shall, on behalf of each Fund, make changes in the Fund’s investments.  In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and the Bylaws of the Trust and each Fund’s stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b)  The Manager, at its expense, except as such expense is paid by the Trust as provided in Section 1(d), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully.  The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Contract.

(c)  The Manager shall place all orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by the Manager.  In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for each Fund the most favorable execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions.  Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to each Fund and to other clients of the Manager as to which the Manager exercises investment discretion.  The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended.

(d)  The Manager shall not be obligated to pay any expenses of or for the Trust or any Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.                                      ADMINISTRATIVE SERVICES.

a)                                                        Subject to the direction and control of the Board, the Manager shall provide, or oversee, as applicable, administrative services necessary for the Trust’s operations with respect to each Fund except those services that are the responsibility of each Fund’s custodian or transfer agent, all in such manner and to such extent as may be authorized by the Board.

b)                                                        With respect to each Fund and each Class thereof, as applicable, the Manager shall:

(i) oversee

A.            the preparation and maintenance by the Trust’s administrator, custodian, transfer agent, shareholder recordkeeper, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law;

B.            the reconciliation of account information and balances among the Manager and the Trust’s custodian, transfer agent, shareholder recordkeeper, dividend disbursing agent and fund accountant;

C.            the transmission of purchase and redemption orders for shares;

D.            the notification of available funds for investment; and

E.             the performance of fund accounting, including the calculation of the net asset value of the shares;

(ii)

oversee the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent and dividend disbursing agent as well as legal, auditing and shareholder servicing and other services performed for the Fund or Class;

(iii)

oversee the preparation and the printing of the periodic updating of the Registration Statement and Prospectus, tax returns, and reports to shareholders, the Securities and Exchange Commission (the “SEC”) and state securities commissions;

(iv)	oversee the preparation of proxy and information statements and any other communications to shareholders;

(v)	at the request of the Board, provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;

(vi)	provide the Trust, at the Trust’s request, with the services of persons who are competent to perform such supervisory or administrative functions as are necessary for effective operation of the Trust;

(vii)	oversee the preparation, filing and maintenance of the Trust’s governing documents, including the Agreement and Declaration of Trust and minutes of meetings of Trustees and shareholders;

(viii)	oversee with the cooperation of the Trust’s counsel, and other relevant parties, preparation and dissemination of materials for meetings of the Board;

(ix)	monitor sales of shares and ensure that such shares are properly and duly registered with the SEC and applicable state securities commissions;

(x)	oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Trust and other appropriate purposes;

(xi)

oversee the determination of the amount of, and supervise the declaration of, dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders; and

(xii)	advise the Trust and its Board on matters concerning the Trust and its affairs.

c)                                                         The Manager shall oversee the preparation and maintenance, or cause to be prepared and maintained, records in such form for such periods and in such locations as may be required by applicable regulations, all documents and records relating to the services provided to the Trust pursuant to this Contract required to be maintained pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”),  rules and regulations of the SEC, the Internal Revenue Service and any other national, state or local government entity with jurisdiction over the Trust. The accounts and records pertaining to the Trust which are in possession of the Manager, or an entity subcontracted by the Manager, shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such accounts and records at all times during the Manager’s, or its subcontractor’s, normal business hours. Upon the reasonable request of the Trust, copies of any such accounts and records shall be provided promptly by the Manager to the Trust or the Trust’s authorized representatives. In the event the Trust designates a successor to any of the Manager’s obligations under this Contract, the Manager shall, at the expense and direction of the Trust, transfer to such successor all relevant books, records and other data established or maintained by the Manager, or its subcontractor, under this Contract.

d)                                                        The Trust shall promptly turn over to the Manager such of the accounts and records maintained by or for it as are necessary for the Manager to perform its functions under this Contract. The Trust authorizes the Manager to rely on such accounts and records turned over to it and hereby indemnifies and will hold the Manager, its successors and assigns, harmless of and from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of such accounts and records or in the failure of the Trust to provide any portion of such or to provide any information needed by the Manager to knowledgeably perform its functions.

e)                                                         In respect of the provision of administration services, and as an inducement to the Manager’s undertaking to render administration services, the Trust hereby agrees to indemnify and hold harmless the Manager, its employees, agents, officers and directors, from any and all loss, liability and expense, including any legal expenses, arising out of the Manager’s performance under this Contract, or status, or any act or omission of the Manager, its employees, agents, officers and directors; provided that this indemnification shall not apply to the Manager’s actions taken or failures to act in cases of the Manager’s own bad faith, willful misconduct or gross negligence in the performance of its duties under this Contract; and further provided, that the Manager shall give the Trust notice and reasonable opportunity to defend against any such loss, claim, damage, liability or expense in the name of the Trust or the Manager, or both. The

Trust will be entitled to assume the defense of any suit brought to enforce any such claim or demand, and to retain counsel of good standing chosen by the Trust and approved by the Manager, which approval shall not be withheld unreasonably. In the event the Trust does elect to assume the defense of any such suit and retain counsel of good standing approved by the Manager, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case the Manager does not approve of counsel chosen by the Trust or the Manager has been advised that it may have available defenses or claims which are not available or conflict with those available to the Trust, the Trust will reimburse the Manager, its employees, agents, officers and directors for the fees and expenses of any one law firm retained as counsel by the Manager or them. The Manager may, at any time, waive its right to indemnification under this Contract and assume its own defense. Nothing in this clause shall be interpreted to limit any right that the Manager may have at law, in equity, or otherwise against the Trust or a Fund, including without limitation any rights of indemnity or contribution or similar rights. The provisions of Section 9 should not in any way limit the foregoing.

3.                                      EXPENSES.

a)             Subject to any agreement by the Manager or other person to reimburse any expenses of the Trust that relate to any Fund, the Trust shall be responsible for and assume the obligation for payment of all of its expenses, including:

a.              the fee payable under Section 5 hereof;

b.              any fees payable to the Manager;

c.               expenses of issue, repurchase and redemption of shares;

d.              interest charges, taxes and brokerage fees and commissions;

e.               premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums;

f.                fees, interest charges and expenses of third parties, including the Trust’s custodian, transfer agent, dividend disbursing agent and fund accountant;

g.               fees of pricing, interest, dividend, credit and other reporting services;

h.              costs of membership in trade associations;

i.                  telecommunications expenses;

j.                 funds transmission expenses;

k.              auditing, legal and compliance expenses;

l.                  costs of forming the Trust and maintaining its existence;

m.          to the extent permitted by the 1940 Act, costs of preparing and printing the Prospectuses, subscription application forms and shareholder reports and delivering them to existing shareholders;

n.              expenses of meetings of shareholders and proxy solicitations therefore;

o.              costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares of the Trust and of preparing tax returns;

p.              costs of reproduction, stationery and supplies;

q.              fees and expenses of the Trust’s Trustees;

r.                 compensation of the Trust’s officers and employees who are not employees of the Manager or their respective affiliated persons and costs of other personnel (who may be employees of the Manager or their respective affiliated persons) performing services for the Trust;

s.                costs of Trustee meetings;

t.                 SEC registration fees and related expenses;

u.              state or foreign securities laws registration fees and related expenses; and

v.              all fees and expenses paid by the Trust in accordance with any distribution plan adopted pursuant to Rule 12b-l under the 1940 Act or under any shareholder service plan or agreement.

4.                                      OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust.  It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.

5.                                      COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to this Contract, fees computed and paid monthly at the annual rate of 0.33% of each Fund’s average net asset value.

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month in which this Contract is in effect.  Such fees shall be payable monthly in arrears on the first day of each fiscal month for services performed hereunder during the prior fiscal month and shall commence accruing as of the date of the initial issuance of shares of each Fund to the public.

In the event that expenses of any Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of that Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof.  In the event that the expenses of any Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of that Fund, to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that this Contract is terminated, the Manager shall be reimbursed for reasonable charges and disbursements associated with promptly transferring to its successor as designated by the Trust the original or copies of all accounts and records maintained by the Manager under this Contract, and cooperating with, and providing reasonable assistance to its successor in the establishment of the accounts and records necessary to carry out the successor’s or other person’s responsibilities.

Notwithstanding anything in this Contract to the contrary, the Manager and its affiliated persons may receive compensation or reimbursement from the Trust with respect to (i) the provision of services on behalf of any Fund in accordance with any distribution plan adopted by the Trust pursuant to Rule 12b-l under the 1940 Act, and (ii) the provision of shareholder support or other services, including fund accounting services.

6.                                      ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to a Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the affected Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

7.                                      EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

(a)                                 This Contract shall become effective with respect to a Fund immediately upon its approval by the affirmative vote of a majority of the outstanding shares of that Fund.

(b)                                 This Contract shall remain in effect with respect to each Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to such Fund; provided that such continuance is specifically approved at least annually (i) by the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of that Fund, and, in either case, by a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if this Contract or the continuation of this Contract is not approved as to a Fund, the Manager may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)                                  This Contract may be terminated with respect to a Fund at any time (i) by the Trustees or by the affirmative vote of a majority of the outstanding shares of that Fund on 60 days’ written notice to the Manager or (ii) by the Manager on 60 days’ written notice to the Trust.  This Contract shall terminate automatically upon its assignment, as provided in Section 6.

Termination of this Contact pursuant to this Section 7 will be without the payment of any penalty.

8.                                      CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of that Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of that Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of that Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person”, and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

9.                                      NON-LIABILITY OF MANAGER.

(a)                                 In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.

(b)                                 The Manager may rely upon the advice of the Trust or of counsel, who may be counsel for the Trust or counsel for the Manager, and upon statements of accountants, brokers and other persons believed by it in good faith to be expert in the matters upon which they are consulted, and the Manager shall not be liable to anyone for any actions taken in good faith upon such statements.

(c)                                  The Manager may act upon any oral instruction which it receives and which it believes in good faith was transmitted by the person or persons authorized by the Board of the Trust to give such oral instruction. The Manager shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction.

(d)                                 The Manager shall not be liable for any action taken in good faith reliance upon any written instruction or certified copy of any resolution of the Board of Trustees of the Trust, and the Manager may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Manager to have been validly executed.

(e)                                  The Manager may rely and shall be protected in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper document believed by it to be genuine and to have been signed or presented by the Trust or other proper party or parties.

10.                               NOTICE.

Any notice or other communication required to be given pursuant to this Contract shall be in writing and sent by first-class mail or facsimile transmission, and shall be effective upon receipt.  Notices and communications shall be given, if to the Trust, at:

Schroder Series Trust

875 Third Avenue, 22nd Floor

New York, NY 10022

Attention:  Ms. Carin F. Muhlbaum, Esq.

and if to the Manager, at:

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, New York 10022

Attention:  Ms. Catherine A. Mazza

11.                               MISCELLANEOUS.

(a)         This Contract shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

(b)         If any part, term or provision of this Contract is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Contract did not contain the particular part, term or provision held to be illegal or invalid.

(c)          Section headings in this Contract are included for convenience only and are not to be used to construe or interpret this Contract.

(d)         This Contract may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12.                               LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

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IN WITNESS WHEREOF, SCHRODER SERIES TRUST and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. have each caused this instrument to be signed as of the date first set forth above.

SCHRODER SERIES TRUST
on behalf of the Funds listed in Appendix A hereto

By:	/s/ Mark A. Hemenetz
Name: Mark A. Hemenetz
Title: President & Principal Executive Officer

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/ Carin F. Muhlbaum
Name: Carin F. Muhlbaum
Title: General Counsel

Appendix A

Schroder STW Long Duration Investment-Grade Bond Fund

Schroder STW Broad Tax-Aware Value Bond Fund

SCHRODER SERIES TRUST

MANAGEMENT CONTRACT

This Management Contract (the “Contract”) dated as of August 6, 2015 is between SCHRODER SERIES TRUST, a Massachusetts business trust (the “Trust”), on behalf of Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund (each, a “Fund”), and Schroder Investment Management North America Inc., a Delaware corporation (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.                                      INVESTMENT ADVISORY SERVICES.

(a)  The Manager, at its expense, will furnish continuously an investment program for each Fund, will determine what investments shall be purchased, held, sold, or exchanged by each of the Funds and what portion, if any, of the assets of a Fund shall be held uninvested and shall, on behalf of each Fund, make changes in the Fund’s investments.  In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and the Bylaws of the Trust and each Fund’s stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b)  The Manager, at its expense, except as such expense is paid by the Trust as provided in Section 1(d), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully.  The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Contract.

(c)  The Manager shall place all orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by the Manager.  In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for each Fund the most favorable execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions.  Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to each Fund and to other clients of the Manager as to which the Manager exercises investment discretion.  The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended.

(d)  The Manager shall not be obligated to pay any expenses of or for the Trust or any Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.                                      ADMINISTRATIVE SERVICES.

a)                                                         Subject to the direction and control of the Board, the Manager shall provide, or oversee, as applicable, administrative services necessary for the Trust’s operations with respect to each Fund except those services that are the responsibility of each Fund’s custodian or transfer agent, all in such manner and to such extent as may be authorized by the Board.

b)                                                         With respect to each Fund and each Class thereof, as applicable, the Manager shall:

(i) oversee

A.            the preparation and maintenance by the Trust’s administrator, custodian, transfer agent, shareholder recordkeeper, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as may be required by applicable law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law;

B.            the reconciliation of account information and balances among the Manager and the Trust’s custodian, transfer agent, shareholder recordkeeper, dividend disbursing agent and fund accountant;

C.            the transmission of purchase and redemption orders for shares;

D.            the notification of available funds for investment; and

E.             the performance of fund accounting, including the calculation of the net asset value of the shares;

(ii)

oversee the performance of administrative and professional services rendered to the Trust by others, including its administrator, custodian, transfer agent and dividend disbursing agent as well as legal, auditing and shareholder servicing and other services performed for the Fund or Class;

(iii)

oversee the preparation and the printing of the periodic updating of the Registration Statement and Prospectus, tax returns, and reports to shareholders, the Securities and Exchange Commission (the “SEC”) and state securities commissions;

(iv)	oversee the preparation of proxy and information statements and any other communications to shareholders;

(v)	at the request of the Board, provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;

(vi)	provide the Trust, at the Trust’s request, with the services of persons who are competent to perform such supervisory or administrative functions as are necessary for effective operation of the Trust;

(vii)	oversee the preparation, filing and maintenance of the Trust’s governing documents, including the Agreement and Declaration of Trust and minutes of meetings of Trustees and shareholders;

(viii)	oversee with the cooperation of the Trust’s counsel, and other relevant parties, preparation and dissemination of materials for meetings of the Board;

(ix)	monitor sales of shares and ensure that such shares are properly and duly registered with the SEC and applicable state securities commissions;

(x)	oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Trust and other appropriate purposes;

(xi)

oversee the determination of the amount of, and supervise the declaration of, dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended, and prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders; and

(xii)	advise the Trust and its Board on matters concerning the Trust and its affairs.

c)                                                          The Manager shall oversee the preparation and maintenance, or cause to be prepared and maintained, records in such form for such periods and in such locations as may be required by applicable regulations, all documents and records relating to the services provided to the Trust pursuant to this Contract required to be maintained pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”),  rules and regulations of the SEC, the Internal Revenue Service and any other national, state or local government entity with jurisdiction over the Trust. The accounts and records pertaining to the Trust which are in possession of the Manager, or an entity subcontracted by the Manager, shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such accounts and records at all times during the Manager’s, or its subcontractor’s, normal business hours. Upon the reasonable request of the Trust, copies of any such accounts and records shall be provided promptly by the Manager to the Trust or the Trust’s authorized representatives. In the event the Trust designates a successor to any of the Manager’s obligations under this Contract, the Manager shall, at the expense and direction of the Trust, transfer to such successor all relevant books, records and other data established or maintained by the Manager, or its subcontractor, under this Contract.

d)                                                         The Trust shall promptly turn over to the Manager such of the accounts and records maintained by or for it as are necessary for the Manager to perform its functions under this Contract. The Trust authorizes the Manager to rely on such accounts and records turned over to it and hereby indemnifies and will hold the Manager, its successors and assigns, harmless of and from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of such accounts and records or in the failure of the Trust to provide any portion of such or to provide any information needed by the Manager to knowledgeably perform its functions.

e)                                                          In respect of the provision of administration services, and as an inducement to the Manager’s undertaking to render administration services, the Trust hereby agrees to indemnify and hold harmless the Manager, its employees, agents, officers and directors, from any and all loss, liability and expense, including any legal expenses, arising out of the Manager’s performance under this Contract, or status, or any act or omission of the Manager, its employees, agents, officers and directors; provided that this indemnification shall not apply to the Manager’s actions taken or failures to act in cases of the Manager’s own bad faith, willful misconduct or gross negligence in the performance of its duties under this Contract; and further provided, that the Manager shall give the Trust notice and reasonable opportunity to defend against any such loss, claim, damage, liability or expense in the name of the Trust or the Manager, or both. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim or demand, and to retain counsel of good standing chosen by the Trust and approved by the Manager, which approval shall not be withheld unreasonably. In the event the Trust does elect to assume the defense of any such suit and retain counsel of good standing approved by the Manager, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case the Manager does not approve of counsel chosen by the Trust or the Manager has been advised that it may have available defenses or claims which are not available or conflict with those available to the Trust, the Trust will reimburse the Manager, its employees, agents, officers and directors for the fees and expenses of any one law firm retained as counsel by the Manager or them. The Manager may, at any time, waive its right to indemnification under this Contract and assume its own defense. Nothing in this clause shall be interpreted to limit any right that the Manager may have at law, in equity, or otherwise against the Trust or a Fund, including without limitation any rights of indemnity or contribution or similar rights. The provisions of Section 9 should not in any way limit the foregoing.

3.                                      EXPENSES.

a)             Subject to any agreement by the Manager or other person to reimburse any expenses of the Trust that relate to any Fund, the Trust shall be responsible for and assume the obligation for payment of all of its expenses, including:

a.              the fee payable under Section 5 hereof;

b.              any fees payable to the Manager;

c.               expenses of issue, repurchase and redemption of shares;

d.              interest charges, taxes and brokerage fees and commissions;

e.               premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums;

f.                fees, interest charges and expenses of third parties, including the Trust’s custodian, transfer agent, dividend disbursing agent and fund accountant;

g.               fees of pricing, interest, dividend, credit and other reporting services;

h.              costs of membership in trade associations;

i.                  telecommunications expenses;

j.                 funds transmission expenses;

k.              auditing, legal and compliance expenses;

l.                  costs of forming the Trust and maintaining its existence;

m.          to the extent permitted by the 1940 Act, costs of preparing and printing the Prospectuses, subscription application forms and shareholder reports and delivering them to existing shareholders;

n.              expenses of meetings of shareholders and proxy solicitations therefore;

o.              costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares of the Trust and of preparing tax returns;

p.              costs of reproduction, stationery and supplies;

q.              fees and expenses of the Trust’s Trustees;

r.                 compensation of the Trust’s officers and employees who are not employees of the Manager or their respective affiliated persons and costs of other personnel (who may be employees of the Manager or their respective affiliated persons) performing services for the Trust;

s.                costs of Trustee meetings;

t.                 SEC registration fees and related expenses;

u.              state or foreign securities laws registration fees and related expenses; and

v.              all fees and expenses paid by the Trust in accordance with any distribution plan adopted pursuant to Rule 12b-l under the 1940 Act or under any shareholder service plan or agreement.

4.                                      OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust.  It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.

5.                                      COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to this Contract, fees computed and paid monthly at the following annual rates of a Fund’s average net asset value: Schroder Emerging Markets Small Cap Fund — 1.25% and Schroder Short Duration Bond Fund — 0.29%.

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month in which this Contract is in effect.  Such fees shall be payable monthly in arrears on the first day of each fiscal month for services performed hereunder during the prior fiscal month and shall commence accruing as of the date of the initial issuance of shares of each Fund to the public.

In the event that expenses of any Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of that Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof.  In the event that the expenses of any Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of that Fund, to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that this Contract is terminated, the Manager shall be reimbursed for reasonable charges and disbursements associated with promptly transferring to its successor as designated by the Trust the original or copies of all accounts and records maintained by the Manager under this Contract, and cooperating with, and providing reasonable assistance to its successor in the establishment of the accounts and records necessary to carry out the successor’s or other person’s responsibilities.

Notwithstanding anything in this Contract to the contrary, the Manager and its affiliated persons may receive compensation or reimbursement from the Trust with respect to (i) the provision of services on behalf of any Fund in accordance with any distribution plan adopted by the Trust pursuant to Rule 12b-l under the 1940 Act, and (ii) the provision of shareholder support or other services, including fund accounting services.

6.                                      ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to a Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the affected Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

7.                                      EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

(a)                                 This Contract shall become effective with respect to a Fund immediately upon its approval by the affirmative vote of a majority of the outstanding shares of that Fund.

(b)                                 This Contract shall remain in effect with respect to each Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to such Fund; provided that such continuance is specifically approved at least annually (i) by the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of that Fund, and, in either case, by a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if this Contract or the continuation of this Contract is not approved as to a Fund, the Manager may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)                                  This Contract may be terminated with respect to a Fund at any time (i) by the Trustees or by the affirmative vote of a majority of the outstanding shares of that Fund on 60 days’ written notice to the Manager or (ii) by the Manager on 60 days’ written notice to the Trust.  This Contract shall terminate automatically upon its assignment, as provided in Section 6.

Termination of this Contact pursuant to this Section 7 will be without the payment of any penalty.

8.                                      CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of that Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of that Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of that Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person”, and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

9.                                      NON-LIABILITY OF MANAGER.

(a)                                 In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.

(b)                                 The Manager may rely upon the advice of the Trust or of counsel, who may be counsel for the Trust or counsel for the Manager, and upon statements of accountants, brokers and other persons believed by it in good faith to be expert in the matters upon which they are consulted, and the Manager shall not be liable to anyone for any actions taken in good faith upon such statements.

(c)                                  The Manager may act upon any oral instruction which it receives and which it believes in good faith was transmitted by the person or persons authorized by the Board of the Trust to give such oral instruction. The Manager shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction.

(d)                                 The Manager shall not be liable for any action taken in good faith reliance upon any written instruction or certified copy of any resolution of the Board of Trustees of the Trust, and the Manager may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Manager to have been validly executed.

(e)                                  The Manager may rely and shall be protected in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper document believed by it to be genuine and to have been signed or presented by the Trust or other proper party or parties.

10.          NOTICE.

Any notice or other communication required to be given pursuant to this Contract shall be in writing and sent by first-class mail or facsimile transmission, and shall be effective upon receipt.  Notices and communications shall be given, if to the Trust, at:

Schroder Series Trust

875 Third Avenue, 22nd Floor

New York, NY 10022

Attention:  Legal Department

and if to the Manager, at:

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, New York 10022

Attention:  Legal Department

11.                               MISCELLANEOUS.

(a)         This Contract shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

(b)         Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Contract shall lie in the federal and state courts within The Commonwealth of Massachusetts, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that any such court does not have jurisdiction over that party.

(c)          If any part, term or provision of this Contract is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Contract did not contain the particular part, term or provision held to be illegal or invalid.

(d)         No person other than the Funds and the Manager is a party to this Contract or shall be entitled to any right or benefit arising under or in respect of this Contract; there are no third-party beneficiaries of this Contract.  Without limiting the generality of the foregoing, nothing in this Contract is intended to, or shall be read to, (i) create in any person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Manager, or (ii) create or give rise to any duty or obligation on the part of the Manager (including without limitation any fiduciary duty) to any person other than the Funds, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

(e)          Section headings in this Contract are included for convenience only and are not to be used to construe or interpret this Contract.

(f)           This Contract may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12.                               LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

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IN WITNESS WHEREOF, SCHRODER SERIES TRUST and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. have each caused this instrument to be signed as of the date first set forth above.

SCHRODER SERIES TRUST
on behalf of Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund

By:	/s/ Mark A. Hemenetz
Name: Mark A. Hemenetz
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By:	/s/ William P. Sauer
Name: William P. Sauer
Title: Authorized Signatory

By:	/s/ Carin Muhlbaum
Name: Carin Muhlbaum
Title: Authorized Signatory

[Signature page to Schroder Emerging Markets Small Cap Fund and

Schroder Short Duration Bond Fund Management Contract]

Exhibit E — Existing Management Contract Dates

The table below sets forth the date of each Existing Management Contract, the date it was last approved by the Board, the date on which it was last submitted to a vote of shareholders (if applicable), and the purpose of such submission (if applicable).

Fund	Date of Existing Management Contract	Date Management Contract was Last Approved by Board	Date Existing Management Contract Last Submitted to Shareholders	Purpose of why Management Contract was Submitted to Shareholders
Schroder Emerging Markets Small Cap Fund	August 6, 2015	June 12, 2015	August 18, 2015	Initial approval
Schroder Long Duration Investment-Grade Bond Fund	May 3, 2013	June 16, 2016	May 3, 2016	Initial approval
Schroder Short Duration Bond Fund	August 6, 2015	June 12, 2015	August 18, 2015	Initial approval

Exhibit F — Form of Amended and Restated Management Contracts

SCHRODER SERIES TRUST

AMENDED AND RESTATED MANAGEMENT CONTRACT

This Amended and Restated Management Contract (the “Contract”) dated as of [  ], 2017 is between SCHRODER SERIES TRUST, a Massachusetts business trust (the “Trust”), on behalf of Schroder Long Duration Investment-Grade Bond Fund (the “Fund”), and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., a Delaware corporation (the “Manager”).  This Contract amends and restates the Management Contract, dated as of June 18, 2013, between the Trust and the Manager, solely with respect to the Fund and not with respect to Schroder Broad Tax-Aware Value Bond Fund (formerly, “Schroder STW Broad Tax-Aware Value Bond Fund”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.                                      INVESTMENT ADVISORY SERVICES.

(a)  The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold, or exchanged by each of the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments.  In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and the Bylaws of the Trust and the Fund’s stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b)  The Manager, at its expense, except as such expense is paid by the Trust as provided in Section 1(d), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully.  The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Contract.

(c)  The Manager shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Manager.  In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for the Fund the most favorable execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions.  Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.  The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended.

(d)  The Manager shall not be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 2.

2.                                      EXPENSES.

a)             Subject to any agreement by the Manager or other person to reimburse any expenses of the Trust that relate to the Fund, the Trust shall be responsible for and assume the obligation for payment of all of its expenses, including:

a.              the fee payable under Section 4 hereof;

b.              any fees payable to the Manager;

c.               expenses of issue, repurchase and redemption of shares;

d.              interest charges, taxes and brokerage fees and commissions;

e.               premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums;

f.                fees, interest charges and expenses of third parties, including the Trust’s custodian, transfer agent, dividend disbursing agent and fund accountant;

g.               fees of pricing, interest, dividend, credit and other reporting services;

h.              costs of membership in trade associations;

i.                  telecommunications expenses;

j.                 funds transmission expenses;

k.              auditing, legal and compliance expenses;

l.                  costs of forming the Trust and maintaining its existence;

m.          to the extent permitted by the 1940 Act, costs of preparing and printing the Prospectuses, subscription application forms and shareholder reports and delivering them to existing shareholders;

n.              expenses of meetings of shareholders and proxy solicitations therefore;

o.              costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares of the Trust and of preparing tax returns;

p.              costs of reproduction, stationery and supplies;

q.              fees and expenses of the Trust’s Trustees;

r.                 compensation of the Trust’s officers and employees who are not employees of the Manager or their respective affiliated persons and costs of other personnel (who may be employees of the Manager or their respective affiliated persons) performing services for the Trust;

s.                costs of Trustee meetings;

t.                 SEC registration fees and related expenses;

u.              state or foreign securities laws registration fees and related expenses; and

v.              all fees and expenses paid by the Trust in accordance with any distribution plan adopted pursuant to Rule 12b-l under the 1940 Act or under any shareholder service plan or agreement.

3.                                      OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust.  It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.

4.                                      COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to this Contract, fees computed and paid monthly at the annual rate of 0.33% of the Fund’s average net asset value.

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month in which this Contract is in effect.  Such fees shall be payable monthly in arrears on the first day of each fiscal month for services performed hereunder during the prior fiscal month and shall commence accruing as of the date of the initial issuance of shares of the Fund to the public.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof.  In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund, to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that this Contract is terminated, the Manager shall be reimbursed for reasonable charges and disbursements associated with promptly transferring to its successor as designated by the Trust the original or copies of all accounts and records maintained by the Manager under this Contract, and cooperating with, and providing reasonable assistance to its successor in the establishment of the accounts and records necessary to carry out the successor’s or other person’s responsibilities.

Notwithstanding anything in this Contract to the contrary, the Manager and its affiliated persons may receive compensation or reimbursement from the Trust with respect to (i) the provision of services on behalf of the Fund in accordance with any distribution plan adopted by the Trust pursuant to Rule 12b-l under the 1940 Act, and (ii) the provision of shareholder support or other services, including fund accounting services.

5.                                      ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to the Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

6.                                      EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

(a)           This Contract shall become effective with respect to the Fund immediately upon its approval by the affirmative vote of a majority of the outstanding shares of the Fund.

(b)           This Contract shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if this Contract or the continuation of this Contract is not approved as to the Fund, the Manager may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)           This Contract may be terminated with respect to the Fund at any time (i) by the Trustees or by the affirmative vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Manager or (ii) by the Manager on 60 days’ written notice to the Trust.  This Contract shall terminate automatically upon its assignment, as provided in Section 5.

Termination of this Contact pursuant to this Section 6 will be without the payment of any penalty.

7.             CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of the  Fund means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person”, and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

8.             NON-LIABILITY OF MANAGER.

(a)           In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.

(b)           The Manager may rely upon the advice of the Trust or of counsel, who may be counsel for the Trust or counsel for the Manager, and upon statements of accountants, brokers and other persons believed by it in good faith to be expert in the matters upon which they are consulted, and the Manager shall not be liable to anyone for any actions taken in good faith upon such statements.

(c)           The Manager may act upon any oral instruction which it receives and which it believes in good faith was transmitted by the person or persons authorized by the Board of the Trust to give such oral instruction. The Manager shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction.

(d)           The Manager shall not be liable for any action taken in good faith reliance upon any written instruction or certified copy of any resolution of the Board of Trustees of the Trust, and the Manager may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Manager to have been validly executed.

(e)           The Manager may rely and shall be protected in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper document believed by it to be genuine and to have been signed or presented by the Trust or other proper party or parties.

9.             NOTICE.

Any notice or other communication required to be given pursuant to this Contract shall be in writing and sent by first-class mail or facsimile transmission, and shall be effective upon receipt.  Notices and communications shall be given, if to the Trust, at:

Schroder Series Trust

[  ]

Attention:  Legal Department

and if to the Manager, at:

Schroder Investment Management North America Inc.

[  ]

Attention:  Legal Department

10.                               MISCELLANEOUS.

(a)           This Contract shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

(b)           If any part, term or provision of this Contract is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Contract did not contain the particular part, term or provision held to be illegal or invalid.

(c)           Section headings in this Contract are included for convenience only and are not to be used to construe or interpret this Contract.

(d)           This Contract may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

11.                               LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, SCHRODER SERIES TRUST and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. have each caused this instrument to be signed as of the date first set forth above.

SCHRODER SERIES TRUST
on behalf of Schroder Long Duration Investment-Grade
Bond Fund

By:
Name:
Title:

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

By:
Name:
Title:

SCHRODER SERIES TRUST

AMENDED AND RESTATED MANAGEMENT CONTRACT

This Amended and Restated Management Contract (the “Contract”) dated as of [  ], 2017 is between SCHRODER SERIES TRUST, a Massachusetts business trust (the “Trust”), on behalf of Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund (each, a “Fund”), and Schroder Investment Management North America Inc., a Delaware corporation (the “Manager”).  This Contract amends and restates the Management Contract between the Trust, on behalf of the Funds, and the Manager dated as of August 6, 2015.

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.                                      INVESTMENT ADVISORY SERVICES.

(a)  The Manager, at its expense, will furnish continuously an investment program for each Fund, will determine what investments shall be purchased, held, sold, or exchanged by each of the Funds and what portion, if any, of the assets of a Fund shall be held uninvested and shall, on behalf of each Fund, make changes in the Fund’s investments.  In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and the Bylaws of the Trust and each Fund’s stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b)  The Manager, at its expense, except as such expense is paid by the Trust as provided in Section 1(d), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully.  The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Contract.

(c)  The Manager shall place all orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by the Manager.  In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  In using its best efforts to obtain for each Fund the most favorable execution available, the Manager, bearing in mind the Trust’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions.  Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to each Fund and to other clients of the Manager as to which the Manager exercises investment discretion.  The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended.

(d)  The Manager shall not be obligated to pay any expenses of or for the Trust or any Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 2.

2.                                      EXPENSES.

a)             Subject to any agreement by the Manager or other person to reimburse any expenses of the Trust that relate to any Fund, the Trust shall be responsible for and assume the obligation for payment of all of its expenses, including:

a.              the fee payable under Section 4 hereof;

b.              any fees payable to the Manager;

c.               expenses of issue, repurchase and redemption of shares;

d.              interest charges, taxes and brokerage fees and commissions;

e.               premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums;

f.                fees, interest charges and expenses of third parties, including the Trust’s custodian, transfer agent, dividend disbursing agent and fund accountant;

g.               fees of pricing, interest, dividend, credit and other reporting services;

h.              costs of membership in trade associations;

i.                  telecommunications expenses;

j.                 funds transmission expenses;

k.              auditing, legal and compliance expenses;

l.                  costs of forming the Trust and maintaining its existence;

m.          to the extent permitted by the 1940 Act, costs of preparing and printing the Prospectuses, subscription application forms and shareholder reports and delivering them to existing shareholders;

n.              expenses of meetings of shareholders and proxy solicitations therefore;

o.              costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares of the Trust and of preparing tax returns;

p.              costs of reproduction, stationery and supplies;

q.              fees and expenses of the Trust’s Trustees;

r.                 compensation of the Trust’s officers and employees who are not employees of the Manager or their respective affiliated persons and costs of other personnel (who may be employees of the Manager or their respective affiliated persons) performing services for the Trust;

s.                costs of Trustee meetings;

t.                 SEC registration fees and related expenses;

u.              state or foreign securities laws registration fees and related expenses; and

v.              all fees and expenses paid by the Trust in accordance with any distribution plan adopted pursuant to Rule 12b-l under the 1940 Act or under any shareholder service plan or agreement.

3.                                      OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust.  It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.

4.                                      COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to this Contract, fees computed and paid monthly at the following annual rates of a Fund’s average net asset value: Schroder Emerging Markets Small Cap Fund — 1.25% and Schroder Short Duration Bond Fund — 0.29%.

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month in which this Contract is in effect.  Such fees shall be payable monthly in arrears on the first day of each fiscal month for services performed hereunder during the prior fiscal month and shall commence accruing as of the date of the initial issuance of shares of each Fund to the public.

In the event that expenses of any Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of that Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof.  In the event that the expenses of any Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of that Fund, to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that this Contract is terminated, the Manager shall be reimbursed for reasonable charges and disbursements associated with promptly transferring to its successor as designated by the Trust the original or copies of all accounts and records maintained by the Manager under this Contract, and cooperating with, and providing reasonable assistance to its successor in the establishment of the accounts and records necessary to carry out the successor’s or other person’s responsibilities.

Notwithstanding anything in this Contract to the contrary, the Manager and its affiliated persons may receive compensation or reimbursement from the Trust with respect to (i) the provision of services on behalf of any Fund in accordance with any distribution plan adopted by the Trust pursuant to Rule 12b-l under the 1940 Act, and (ii) the provision of shareholder support or other services, including fund accounting services.

5.                                      ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended with respect to a Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the affected Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

6.                                      EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

(a)           This Contract shall become effective with respect to a Fund immediately upon its approval by the affirmative vote of a majority of the outstanding shares of that Fund.

(b)           This Contract shall remain in effect with respect to each Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to such Fund; provided that such continuance is specifically approved at least annually (i) by the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of that Fund, and, in either case, by a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if this Contract or the continuation of this Contract is not approved as to a Fund, the Manager may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)           This Contract may be terminated with respect to a Fund at any time (i) by the Trustees or by the affirmative vote of a majority of the outstanding shares of that Fund on 60 days’ written notice to the Manager or

(ii) by the Manager on 60 days’ written notice to the Trust.  This Contract shall terminate automatically upon its assignment, as provided in Section 5.

Termination of this Contact pursuant to this Section 6 will be without the payment of any penalty.

7.                                      CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of that Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of that Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of that Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person”, and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

8.                                      NON-LIABILITY OF MANAGER.

(a)           In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.

(b)           The Manager may rely upon the advice of the Trust or of counsel, who may be counsel for the Trust or counsel for the Manager, and upon statements of accountants, brokers and other persons believed by it in good faith to be expert in the matters upon which they are consulted, and the Manager shall not be liable to anyone for any actions taken in good faith upon such statements.

(c)           The Manager may act upon any oral instruction which it receives and which it believes in good faith was transmitted by the person or persons authorized by the Board of the Trust to give such oral instruction. The Manager shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction.

(d)           The Manager shall not be liable for any action taken in good faith reliance upon any written instruction or certified copy of any resolution of the Board of Trustees of the Trust, and the Manager may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Manager to have been validly executed.

(e)           The Manager may rely and shall be protected in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper document believed by it to be genuine and to have been signed or presented by the Trust or other proper party or parties.

9.          NOTICE.

Any notice or other communication required to be given pursuant to this Contract shall be in writing and sent by first-class mail or facsimile transmission, and shall be effective upon receipt.  Notices and communications shall be given, if to the Trust, at:

Schroder Series Trust

[  ]

Attention:  Legal Department

and if to the Manager, at:

Schroder Investment Management North America Inc.

[  ]

Attention:  Legal Department

10.                               MISCELLANEOUS.

(a)           This Contract shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

(b)           Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Contract shall lie in the federal and state courts within The Commonwealth of Massachusetts, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that any such court does not have jurisdiction over that party.

(c)           If any part, term or provision of this Contract is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Contract did not contain the particular part, term or provision held to be illegal or invalid.

(d)           No person other than the Funds and the Manager is a party to this Contract or shall be entitled to any right or benefit arising under or in respect of this Contract; there are no third-party beneficiaries of this Contract.  Without limiting the generality of the foregoing, nothing in this Contract is intended to, or shall be read to, (i) create in any person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Manager, or (ii) create or give rise to any duty or obligation on the part of the Manager (including without limitation any fiduciary duty) to any person other than the Funds, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

(e)           Section headings in this Contract are included for convenience only and are not to be used to construe or interpret this Contract.

(f)           This Contract may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

11.                               LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, SCHRODER SERIES TRUST and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. have each caused this instrument to be signed as of the date first set forth above.

SCHRODER SERIES TRUST
on behalf of Schroder Emerging Markets Small Cap
Fund and Schroder Short Duration Bond Fund

By:
Name:
Title: Authorized Signatory

SCHRODER INVESTMENT MANAGEMENT
NORTH AMERICA INC.

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

[Signature page to Schroder Emerging Markets Small Cap Fund and

Schroder Short Duration Bond Fund Amended & Restated Management Contract]

Exhibit G — Estimated Comparison of Fees and Expenses Before and After Transition

Schroder Emerging Markets Small Cap Fund

	Schroder Emerging Markets Small Cap Fund (no transition)	Schroder Emerging Markets Small Cap Fund (after transition)	Schroder Emerging Markets Small Cap Fund (after transition) (pro forma at scale ($200 million))(1)
	R6 Shares	R6 Shares	R6 Shares

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	None	None
Other Expenses(2)	1.88%	2.09%	0.23%
Total Annual Fund Operating Expenses	3.13%	3.34%	1.48%
Less: Fee Waiver and/or Expense Reimbursement(3)	(1.63)%	(1.84)%	—
Net Annual Fund Operating Expenses	1.50%	1.50%	1.48%

	Schroder Emerging Markets Small Cap Fund (no transition)	Schroder Emerging Markets Small Cap Fund (after transition)	Schroder Emerging Markets Small Cap Fund (after transition) (pro forma at scale ($200 million))(1)
	Investor Shares	Investor Shares	Investor Shares

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	None	None
Other Expenses(2)	2.03%	2.24%	0.38%
Total Annual Fund Operating Expenses	3.28%	3.49%	1.63%
Less: Fee Waiver and/or Expense Reimbursement(3)	(1.63)%	(1.84)%	—
Net Annual Fund Operating Expenses	1.65%	1.65%	1.63%

(1)  There can be no assurances that the Fund will achieve scale.

(2) “Other Expenses” are based on estimates for the current fiscal year and take into account the reduced number of Funds in the Fund Complex due to the Other Fund Restructurings; the actual expenses of the Fund may be different.

(3)  In order to limit the Fund’s expenses, the Fund’s adviser has contractually agreed through February 28, 2018 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 1.50% of the R6 Shares’ average daily net assets, and for the Fund’s Investor Shares, exceed 1.65% of Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Schroder Long Duration Investment-Grade Bond Fund

	Schroder Long Duration Investment-Grade Bond Fund (no transition)	Schroder Long Duration Investment- Grade Bond Fund (after transition)	Schroder Long Duration Investment-Grade Bond Fund (after transition) (pro forma at scale ($200 million))(1)
	Investor Shares	Investor Shares	Investor Shares

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%	0.33%	0.33%
Distribution (12b-1) Fees	None	None	None
Other Expenses(2)	0.59%	0.55%	0.34%
Total Annual Fund Operating Expenses	0.92%	0.88%	0.67%
Less: Fee Waiver and/or Expense Reimbursement(3)	(0.53)%	(0.49)%	(0.28)%
Net Annual Fund Operating Expenses	0.39%	0.39%	0.39%

(1)  There can be no assurances that the Fund will achieve scale.

(2) “Other Expenses” are based on estimates for the current fiscal year and take into account the reduced number of Funds in the Fund Complex due to the Other Fund Restructurings; the actual expenses of the Fund may be different.  “Other Expenses” shown for Investor Shares include the maximum rate applicable under the Fund’s shareholder service plan, 0.15% of the average daily net assets attributable to the class. For the fiscal year ended October 31, 2016, the Fund paid 0.05% of the average daily net assets attributable to its Investor Shares under the plan.

(3)  In order to limit the Fund’s expenses, the Fund’s adviser has contractually agreed through February 28, 2018 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s Investor Shares, exceed 0.39% of Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Schroder Short Duration Bond Fund

	Schroder Short Duration Bond Fund (no transition)	Schroder Short Duration Bond Fund (after transition)	Schroder Short Duration Bond Fund (after transition) (pro forma at scale ($200 million))(1)
	R6 Shares	R6 Shares	R6 Shares

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%	0.29%	0.29%
Distribution (12b-1) Fees	None	None	None
Other Expenses(2)	1.07%	1.11%	0.19%
Total Annual Fund Operating Expenses	1.36%	1.40%	0.48%
Less: Fee Waiver and/or Expense Reimbursement(3)	(0.97)%	(1.01)%	(0.09)%
Net Annual Fund Operating Expenses	0.39%	0.39%	0.39%

	Schroder Short Duration Bond Fund (no transition)	Schroder Short Duration Bond Fund (after transition)	Schroder Short Duration Bond Fund (after transition) (pro forma at scale ($200 million))(1)
	Investor Shares	Investor Shares	Investor Shares

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%	0.29%	0.29%
Distribution (12b-1) Fees	None	None	None
Other Expenses(2)	1.22%	1.26%	0.34%
Total Annual Fund Operating Expenses	1.51%	1.55%	0.63%
Less: Fee Waiver and/or Expense Reimbursement(3)	(0.97)%	(1.01)%	(0.09)%
Net Annual Fund Operating Expenses	0.54%	0.54%	0.54%

(1)  There can be no assurances that the Fund will achieve scale.

(2) “Other Expenses” are based on estimates for the current fiscal year and take into account the reduced number of Funds in the Fund Complex due to the Other Fund Restructurings; the actual expenses of the Fund may be different.  “Other Expenses” shown for Investor Shares include the maximum rate applicable under the Fund’s shareholder service plan, 0.15% of the average daily net assets attributable to the class. For the fiscal year ended October 31, 2016, the Fund paid 0.00% of the average daily net assets attributable to its Investor Shares under the plan.

(3)  In order to limit the Fund’s expenses, the Fund’s adviser has contractually agreed through February 28, 2018 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 0.39% of R6 Shares’ average daily net assets and, for the Fund’s Investor Shares, exceed 0.54% of Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Schroder North American Equity Fund(1)

	Schroder North American Equity Fund (no transition)	Schroder North American Equity Fund (after transition)
	Investor Shares	Investor Shares

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.12%	0.09%
Total Annual Fund Operating Expenses	0.37%	0.34%
Net Annual Fund Operating Expenses	0.37%	0.34%

(1)  Not a Proposal 3 Fund; shareholders of the Schroder North American Equity Fund are being asked to elect the Nominee Trustees only.

(2) “Other Expenses” are based on estimates for the current fiscal year and take into account the reduced number of Funds in the Fund Complex due to the Other Fund Restructurings; the actual expenses of the Fund may be different.

Schroder Total Return Fixed Income Fund(1)

	Schroder Total Return Fixed Income Fund (no transition)	Schroder Total Return Fixed Income Fund (after transition)	Schroder Total Return Fixed Income Fund (after transition) (pro forma at scale ($200 million))(2)
	Investor Shares	Investor Shares	Investor Shares

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	None
Other Expenses(3)	0.65%	0.52%	0.38%
Total Annual Fund Operating Expenses	0.90%	0.77%	0.63%
Less: Fee Waiver and/or Expense Reimbursement(4)	(0.50)%	(0.37)%	(0.23)%
Net Annual Fund Operating Expenses	0.40%	0.40%	0.40%

(1)  Not a Proposal 3 Fund; shareholders of the Schroder Total Return Fixed Income Fund are being asked to elect the Nominee Trustees only.

(2)  There can be no assurances that the Fund will achieve scale.

(3) “Other Expenses” are based on estimates for the current fiscal year and take into account the reduced number of Funds in the Fund Complex due to the Other Fund Restructurings; the actual expenses of the Fund may be different.  “Other Expenses” shown for Investor Shares includes the maximum rate applicable under the Fund’s shareholder service plan, 0.15% of the average daily net assets attributable to such class. For the fiscal year ended October 31, 2016, the Fund paid 0.08% of the average daily net assets attributable to its Investor Shares under the plan.

(4)  In order to limit the Fund’s expenses, the Fund’s adviser has contractually agreed through February 28, 2018 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s Investor Shares, exceed 0.40% of Investor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Exhibit H

Comparison of Administration Expenses Payable to SEI Before and After the Transition

	Current Administrative Fees Payable	Anticipated Administrative Fees
Fund	to SEI	payable to SEI
Schroder Emerging Markets Small Cap Fund	0.0875%% of the Funds’ average daily net assets up to $1 billion	0.10% of the Funds’ average daily net assets up to $500 million
Schroder Long Duration Investment-Grade Bond Fund	0.07% of the next $2 billion	0.08% on the next $500 million
Schroder Short Duration Bond Fund	0.06% on the next $1.5 billion	0.07% on assets in excess of $1 billion
Schroder Total Return Fixed Income Fund	0.0575% on assets in excess of $4.5 billion
Schroder North American Equity Fund	0.013% of the Fund’s average daily net assets up to $1 billion	0.05% on all assets
0.005% of the Fund’s average daily net assets over $1 billion

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

Schroder Emerging Markets Small Cap Fund

SCHRODER SERIES TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
FEBRUARY 2, 2017

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on February 2, 2017, at 10:00 a.m. Eastern Time at the offices of the Fund at 875 Third Avenue, 22nd Floor, New York, NY 10022, and at any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 2, 2017:  The proxy statement is available online at:

https://www.proxyonline.com/docs/SchroderFunds2017.pdf.

Schroder Emerging Markets Small Cap Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

PROPOSALS

1.	Election of Trustees of Schroder Series Trust	FOR		WITHHOLD
1a.	William M. Doran	O		O
1b.	Jon C. Hunt	O		O
1c.	Thomas P. Lemke	O		O
1d.	Randall S. Yanker	O		O
		FOR	AGAINST	ABSTAIN
3a.	Approval of amended and restated management contract to remove sections relating to Schroder Investment Management North America Inc.’s provision and oversight of administrative services	O	O	O

This proxy authorizes the proxy holders listed on the back of this card to represent the undersigned on any other business that may properly come before the Meeting, including any adjournments thereof, in the discretion of the proxy holder(s).

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

Schroder Long Duration Investment-Grade Bond Fund

SCHRODER SERIES TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
FEBRUARY 2, 2017

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on February 2, 2017, at 10:00 a.m. Eastern Time at the offices of the Fund at 875 Third Avenue, 22nd Floor, New York, NY 10022, and at any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 2, 2017:  The proxy statement is available online at:

https://www.proxyonline.com/docs/SchroderFunds2017.pdf.

Schroder Long Duration Investment-Grade Bond Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND JOINT PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

PROPOSALS

1.	Election of Trustees of Schroder Series Trust	FOR		WITHHOLD
1a.	William M. Doran	O		O
1b.	Jon C. Hunt	O		O
1c.	Thomas P. Lemke	O		O
1d.	Randall S. Yanker	O		O
		FOR	AGAINST	ABSTAIN
3b.	Approval of amended and restated management contract to remove sections relating to Schroder Investment Management North America Inc.’s provision and oversight of administrative services	O	O	O

This proxy authorizes the proxy holders listed on the back of this card to represent the undersigned on any other business that may properly come before the Meeting, including any adjournments thereof, in the discretion of the proxy holder(s).

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

Schroder Short Duration Bond Fund

SCHRODER SERIES TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
FEBRUARY 2, 2017

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on February 2, 2017, at 10:00 a.m. Eastern Time at the offices of the Fund at 875 Third Avenue, 22nd Floor, New York, NY 10022, and at any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 2, 2017:  The proxy statement is available online at:

https://www.proxyonline.com/docs/SchroderFunds2017.pdf.

Schroder Short Duration Bond Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

PROPOSALS

1.	Election of Trustees of Schroder Series Trust	FOR		WITHHOLD
1a.	William M. Doran	O		O
1b.	Jon C. Hunt	O		O
1c.	Thomas P. Lemke	O		O
1d.	Randall S. Yanker	O		O
		FOR	AGAINST	ABSTAIN
3c.	Approval of amended and restated management contract to remove sections relating to Schroder Investment Management North America Inc.’s provision and oversight of administrative services	O	O	O

This proxy authorizes the proxy holders listed on the back of this card to represent the undersigned on any other business that may properly come before the Meeting, including any adjournments thereof, in the discretion of the proxy holder(s).

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

Schroder Total Return Fixed Income Fund

SCHRODER SERIES TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
FEBRUARY 2, 2017

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on February 2, 2017, at 10:00 a.m. Eastern Time at the offices of the Fund at 875 Third Avenue, 22nd Floor, New York, NY 10022, and at any adjournments thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 2, 2017:  The proxy statement is available online at:

https://www.proxyonline.com/docs/SchroderFunds2017.pdf.

Schroder Total Return Fixed Income Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

PROPOSAL

1.	Election of Trustees of Schroder Series Trust	FOR	WITHHOLD
1a.	William M. Doran	O	O
1b.	Jon C. Hunt	O	O
1c.	Thomas P. Lemke	O	O
1d.	Randall S. Yanker	O	O

This proxy authorizes the proxy holders listed on the back of this card to represent the undersigned on any other business that may properly come before the Meeting, including any adjournments thereof, in the discretion of the proxy holder(s).

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT

Schroder North American Equity Fund

SCHRODER GLOBAL SERIES TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
FEBRUARY 2, 2017

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund,  a series of the Trust, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on February 2, 2017, at 10:00 a.m. Eastern Time at the offices of the Fund at 875 Third Avenue, 22nd Floor, New York, NY 10022, and at any adjournments thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 2, 2017:  The proxy statement is available online at:

https://www.proxyonline.com/docs/SchroderFunds2017.pdf.

Schroder North American Equity Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

PROPOSAL

2.	Election of Trustees of Schroder Global Series Trust	FOR	WITHHOLD
2a.	William M. Doran	O	O
2b.	Jon C. Hunt	O	O
2c.	Thomas P. Lemke	O	O
2d.	Randall S. Yanker	O	O

This proxy authorizes the proxy holders listed on the back of this card to represent the undersigned on any other business that may properly come before the Meeting, including any adjournments thereof, in the discretion of the proxy holder(s).

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